Preliminary & Confidential
Not for Distribution

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Project Tiger

Preliminary Initial Report
October 11, 2010

Disclaimer

The following pages contain material that was provided to the Special Committee of the Board of Directors (the "Special Committee") of Pre-Paid Legal Services, Inc. (the "Company") by Berenson & Company, LLC ("Berenson"). The accompanying material was compiled or prepared on a confidential basis solely for consideration by the Special Committee and not with a view toward public disclosure under state and federal securities laws and no part of it may be reproduced, distributed or transmitted without the prior consent of Berenson. The information contained in this material was obtained from the Company and other publicly available sources, and Berenson has relied upon such information without independent verification thereof. These materials are being provided in connection with an actual engagement and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Berenson. Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy any securities described herein.

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Any estimates and projections for the Company contained herein have been prepared by the management of the Company, were obtained from publicly available sources or are based upon such estimates and projections. The projections contained herein may or may not be achieved and differences between projected results and those actually achieved may be material. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or the future. Any views or terms contained herein are preliminary only, and are based on financial, economic, market and other conditions prevailing as of the date of this document and are therefore subject to change. We undertake no obligation or responsibility to update any of the information contained in this document.

Because these materials were prepared for use in the context of a presentation to the Special Committee, the material was not prepared to comply with the disclosure standards set forth under state and federal securities laws and, to the extent the material may be considered by readers not as familiar with the business and affairs of the Company as the Special Committee, neither the Company nor Berenson nor any of their respective legal or financial advisors or accountants takes any responsibility for the accuracy or completeness of any of the material when used by persons other than the Special Committee.

IRS Circular 230 Disclosure: Berenson and its affiliates do not provide tax advice. Please note that (i) any discussion of U.S. tax matters contained in this communication (including any attachments) cannot be used by you for the purpose of avoiding tax penalties; (ii) this communication was written to support the promotion or marketing of the matters addressed herein; and (iii) you should seek advice based on your particular circumstances from an independent tax advisor.

Table of Contents

I. Tiger Business Overview

II. Situation Overview

III. Market Overview

IV. Overview of Five Year Business Plan

V. Preliminary Valuation Analysis

VI. Other Considerations and Next Steps

Appendix

A. Supplementary Market and Valuation Analysis

B. Detailed Financial Model

C. Berenson & Company Overview

Berenson &company

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I. Tiger Business Overview

Tiger Business Profile

D R A F T

Business Description

- Designs, markets and underwrites legal expense plans for individuals, families and small businesses in the United States
- Sells memberships through direct marketing efforts by nationwide associate sales force
  - Multi-level marketing
  - Sales associates are paid up-front commission for sale of each membership
- Allows members to access legal services through a network of independent law firms
  - Monthly subscription fee (average fee of $27.35) (1)
- Regulated as an insurance company in 15 states

Product Offerings (2)


8%
92%
Family Legal Plan(3)
All Other Plans


27%
73%
Individual memberships
Employee group memberships

Public Market Overview

Current Share Price (10/8/2010)	$57.47
Fully Diluted Shares Outstanding (mm)	10
Equity Value	$572
Less: Cash and Equivalents (6/30/2010)	(53)
Plus: Debt (6/30/2010)	28
Total Enterprise Value	$547
LTM 6/30/2010 TEV / EBITDA	5.4x
2010E TEV / EBITDA	4.6x
LTM 6/30/2010 P / E	10.0x
2010E P / E	8.5x

Financial Summary

	Fiscal Year Ending December 31,			LTM	LTM Budget	FY
	2007A	2008A	2009A	6/30/2010	9/30/2010	2010E
Revenue	$457	$464	$458	$463	$461	$452
Growth %	*3%*	*2%*	*(1%)*	--	--	*(1%)*
EBITDA	$96	$109	$97	$102	$111	$118
Margin %	*21%*	*23%*	*21%*	*22%*	*24%*	*26%*
Net Income	$51	$61	$55	$57	$63	$68
Cash	$25	$27	$33	$49	$42	$45
Debt	74	60	42	28	24	19
Memberships (000s)	1,576	1,559	1,548	1,510	1,493	1,473
Associates (000s)	442	425	477	--	--	487

Source: Company filings, company documents, Capital IQ.
Note: Dollars in millions except for per share data.
(1) Based on average annual membership fee on new memberships written in Q3 2010 of $328.17.
(2) Data as of 12/31/2009.
(2) Includes identity theft shield benefit product.

Berenson &company

Key Tiger Business Drivers

D R A F T

Associates and Recruiting	▪ Associates recruit subscription-paying members ("Memberships") who provide the majority of Tiger's revenue ("Membership Fees") ▪ Tiger's ability to recruit Memberships is a function of two primary variables: – Number of associates, a function of number of new associates recruited each year, net of attrition of existing associates – Associate productivity, the number of Memberships sold per associates
Membership Fees	▪ Tiger's top-line growth is a function of three variables: – Number of new Memberships – Membership retention, the fraction of Memberships which are maintained during a given time period – Membership fee in force, based on the level of average monthly fee. The monthly fees includes a standard plan held by most members, plus incremental coverage plans selected by certain members
Commissions	▪ Tiger advances commissions based on the first year's Membership Fees to associates immediately upon sale of a Membership ▪ Renewal commissions are paid after the first year, on a monthly basis ▪ Commissions are divided between the selling associate and group of upline associates that recruited the selling associate – Average number of associates receiving a portion of a commission is 9 [(1)] – Maximum possible number of associates receiving a portion of a commission is ~ 30 [(1)]
Income Statement Metrics	▪ Traditional income statement metrics (EBITDA, EPS, etc.) can potentially yield misleading conclusions due to unique aspects of Tiger's operations (i.e., share buy-back programs) and accounting parameters (immediate expensing of commission)

(1) Per Company filings.

Berenson &company

Key Tiger Business Initiatives: "Fast Start"

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- Improve quality of recruited associates and Memberships
- Raise standards for associates:
  - Increase associate initiation fee from <$100 to $149, providing a barrier to entry that pre-screens for committed individuals
    - Management believes that the Company has historically recruited more productive associates with higher initiation fees
  - Provide product knowledge and preparation for selling Memberships through a formal training program (i.e., classroom setting)
- Increase retention of Memberships
  - Rely on more effective associates based on the above criteria
  - Employ more flexible and technologically-advanced quality control mechanisms to receive feedback from Members and periodically remind and reengage existing members

Summary Historical Financials

Income Statement Projections	Fiscal Year Ended December 31,					LTM	LTM	CAGR
	2005A	2006A	2007A	2008A	2009A	6/30/2010	9/30/2010 [1]	'05 - LTM [2]
Revenue								
Membership Fees	$389.3	$412.2	$427.4	$436.8	$426.4	$428.1	$428.1	2.0%
Other Revenue [3]	34.1	31.8	29.7	27.7	32.0	35.3	32.6	
Total Revenue	**$423.4**	**$444.0**	**$457.1**	**$464.5**	**$458.5**	**$463.3**	**$460.7**	
Costs								
Membership Benefits	($137.2)	($145.8)	($148.8)	($150.3)	($145.1)	($144.4)	($143.9)	
Commission Payments to Associates	(141.6)	(126.8)	(130.6)	(126.8)	(130.6)	(133.0)	(125.5)	
General and Administrative	(49.0)	(50.1)	(50.5)	(53.0)	(51.6)	(50.0)	(49.7)	
Other Costs [4]	(32.5)	(31.3)	(30.8)	(25.4)	(33.7)	(33.9)	(31.1)	
Total Costs	($360.3)	($353.9)	($360.7)	($355.5)	($361.0)	($361.4)	($350.2)	
EBITDA	**$63.1**	**$90.1**	**$96.4**	**$109.0**	**$97.5**	**$101.9**	**$110.5**	**12.5%**
Depreciation and Amortization	(7.5)	(8.3)	(8.5)	(8.8)	(8.2)	(8.0)	(7.8)	
EBIT	$55.6	$81.8	$87.9	$100.3	$89.3	$94.0	$102.7	
Interest Income, Net	(1.2)	(2.8)	(3.3)	(2.0)	0.9	0.7	0.8	
Pre-Tax Income	$54.4	$79.0	$84.5	$98.3	$90.2	$94.6	$103.4	
Income Tax Expense	(18.8)	(27.6)	(33.3)	(37.5)	(35.4)	(37.4)	(40.4)	
Net Income	**$35.6**	**$51.3**	**$51.2**	**$60.8**	**$54.8**	**$57.2**	**$63.1**	**12.8%**
Average Common Shares Outstanding	15.7	14.7	13.2	11.9	10.9	10.0	9.9	
Earnings Per Share	$2.28	$3.48	$3.88	$5.09	$5.02	$5.75	$6.35	
Membership Statistics								
Beginning Memberships	1,451,700	1,542,789	1,538,740	1,575,802	1,559,154	1,547,585	1,509,735	
New Memberships	700,727	612,726	612,096	552,327	568,095	582,868	533,758	
Cancelled Memberships [5]	(609,638)	(616,775)	(575,034)	(568,975)	(579,664)	(620,718)	(550,360)	
Total Ending Memberships	**1,542,789**	**1,538,740**	**1,575,802**	**1,559,154**	**1,547,585**	**1,509,735**	**1,493,133**	**(0.7%)**
Beginning Associates	343,696	468,364	444,498	442,360	425,018	NA	NA	
New Associates	242,223	172,999	148,802	122,256	186,054	NA	NA	
Cancelled Associates [5]	(117,555)	(196,865)	(150,940)	(139,598)	(133,864)	NA	NA	
Total Ending Associates [6]	**468,364**	**444,498**	**442,360**	**425,018**	**477,208**	**NA**	**NA**	**0.5%**

Source: Company filings and company documents.
Note: Dollars in millions except per share data.
(1) 9/30/2010 Budget.
(2) CAGR calculated through 9/30/2010.
(3) Other Revenue includes Associate Services Revenue, Deferred Enrollment Fees, Agency Revenue, Ada Travel Revenue and other.
(4) Other Costs includes Associate Services and Direct Marketing costs and Premium Taxes. Other Costs excludes Litigation Accrual.
(5) Cancellations include pre-existing members / associates and members / associates who signed up within one year.
(6) CAGR calculated through 12/31/09.

Summary Historical Financials *(Continued)*

D R A F T

Key Statistics and Rates	Fiscal Year Ended December 31, 2005A	2006A	2007A	2008A	2009A	LTM 6/30/2010	LTM 9/30/2010 [1]
Income Statement Statistics							
Membership Fees Growth Rate	9.5%	5.9%	3.7%	2.2%	(2.4%)	--	--
Membership Benefits Margin (% of Membership Fees)	35.2%	35.4%	34.8%	34.4%	34.0%	33.7%	33.6%
Commission Margin (% of Membership Fees)	36.4%	30.8%	30.6%	29.0%	30.6%	31.1%	29.3%
General and Administrative Expense Margin	11.6%	11.3%	11.0%	11.4%	11.3%	10.8%	10.8%
Membership Rates							
Average Annual Membership Fee	$286.6	$293.0	$297.6	$300.8	$302.5	$302.8	$303.0
Average Annual New Membership Fee	322.0	328.4	321.2	324.5	322.8	325.2	327.2
Up-Front Fee Per New Associate	56.6	49.7	56.8	71.5	87.4	70.6	65.3
Total Membership Growth Rate [2]	**6.3%**	**(0.3%)**	**2.4%**	**(1.1%)**	**(0.7%)**	**(2.4%)**	**(1.1%)**
New Memberships Produced Per New Associate	0.88	0.93	1.09	1.07	0.92	NA	NA
New Memberships Produced Per Existing Associate	1.63	1.18	1.18	1.11	1.08	NA	NA

Summary Balance Sheet and Cash Flow Projections	Fiscal Year Ended December 31, 2005A	2006A	2007A	2008A	2009A	LTM 6/30/2010	LTM 9/30/2010 [1]
Select Balance Sheet Items							
Cash	$34.0	$12.0	$24.9	$26.5	$32.9	$49.0	$42.4
Available For Sale Investments	26.0	69.7	33.9	33.4	23.5	33.4	36.3
Investment Pledged	4.3	4.1	4.3	4.0	4.2	4.0	4.1
Total Liabilities	$113.5	$157.7	$149.8	$131.0	$119.7	$101.2	$96.1
Shareholders' Equity	51.4	30.9	17.8	31.8	38.3	67.8	74.2
Total Book Capitalization	$164.9	$188.5	$167.6	$162.8	$158.0	$169.0	$170.3
Select Cash Flow Items							
Operating Cash Flow	$50.1	$54.4	$67.2	$64.3	$67.8	$65.4	$69.0
Capital Expenditures	14.8	9.0	5.9	5.3	3.4	3.2	2.9
Share Repurchases ($)	$11.7	$73.4	$66.5	$44.7	$50.7	$42.0	$51.3
Share Repurchases (mm Shares)	0.3	2.0	1.3	1.1	1.4	1.0	1.2

Source: Company filings and company documents.
Note: Dollars in millions.
(1) 9/30/10 Budget.
(2) Year-to-date growth for LTM periods.

Berenson &company

D R A F T

Membership Retention

Historical Averages of Membership Retention

- Average member retention is ~ 3 years
- Average retention of members who have kept their memberships for at least a year is 4.9 years
- Expected remaining membership life of all existing members is ~ 7 years

100-Member Decline Curve


Retained Members
Year
Annual Membership Decline Rate
Ending Annual Memberships

Year	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20
Annual Membership Decline Rate	49%	32%	24%	19%	15%	13%	11%	10%	9%	8%	7%	7%	7%	7%	7%	8%	7%	7%	5%	5%
Ending Annual Memberships	51	34	26	21	18	16	14	13	12	11	10	9	9	8	7	7	6	6	6	5

Source: Company filings and company documents.

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Key Benchmarking Data: Associate Productivity

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Average Annual New Associate Fee Paid vs. New Associate Productivity (1) (2)


New Associate Productivity
Average New Associate Fee Paid
4.00
3.00
2.00
1.00
0.00
$300
$250
$200
$150
$100
$50
$–
$249
$223
$144
$137
$141
$55
$50
$57
$72
$87
$69
$149
2.62
2.12
1.74
1.87
1.41
0.88
0.93
1.09
1.07
0.92
NA
0.79
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM
2010E
New Associate Productivity
Average New Associate Fee Paid

Net Membership Production (1) (3)


Net Production (in 000s)
Total Annual Commissions ($mm)
300
200
100
0
(100)
$160
$140
$120
$100
$80
$60
237
178
139
37
33
91
(4)
37
(17)
(12)
(17)
(75)
$97
$111
$119
$115
$119
$142
$127
$131
$127
$131
$126
$117
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM
2010E
Net Production
Commissions

Source: Company filings and company documents.
(1) LTM as of 9/30/10.
(2) 2010E calculated based on 2008 – 2009 percent decline in productivity.
(3) 2010E per Company budget.

Berenson &company

D R A F T

Single Membership Economics Overview

Monthly Profit Breakdown

- Year 1, month 1 cash flows include a 65% initial commission on all year 1 membership fees ($203) [1]
- First 14 months are shielded from taxes as cumulative net income is negative until month 15


30
25
20
15
10
5
–
26
26
26
9
3
14
2
9
3
12
2
9
3
5
8
Year 1, Month 2 Onward
Year 2 Pre-Tax
Year 2 Post-Tax
Taxes
G&A
Legal Provider Expense
Commissions Expense
Membership Fees

IRR Sensitivity

Month	IRR	Remaining Members [2]
12	(28.6%)	51
13	(16.2%)	49
14	(4.3%)	48
15	2.6%	47
16	9.2%	45
17	15.4%	44
18	21.3%	43
19	26.9%	41
20	32.0%	40
21	36.8%	38
22	41.3%	37
23	45.4%	36
24	49.2%	34

Cash Flow Summary


$100
$50
$–
($50)
($100)
($150)
($200)
($250)
$14 $14 $14 $14 $14 $14 $14 $14 $14 $14 $14 $12 $12 $8 $8 $8 $8 $8 $8 $8 $8 $8 $8
($188) (1)
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Month
Cumulative Net Income
Monthly Net Income
$100
$50
--
($50)
($100)
($150)
($200)
($250)

Source: Company documents.

*(1) $26 monthly membership fee * 12 months = $312 * 65% commission = $203. Monthly net income of $14 net of $203 = ($188).*

(2) Assumes 100 beginning members. Remaining members from year 1 to year 2 declined linearly over 12 months; see page 9 for full membership retention profile. IRR calculated only for those members remaining at the end of each month.

Berenson &company

Single Membership Economics Overview *(Continued)*

D R A F T

Assumptions			
Monthly Membership Fee	$26.00	Provider Fee	33.5%
Initial Commission	65.0%	G&A	11.0%
Renewal Commission	7.5%	Taxes	39.5%

		Cash Out								
Month	Cash In	Commission	Legal Provider	Subtotal	Gross Profit	G&A	EBT	Taxes	Profit	Cumulative Profit
1	$26	($203)	($9)	($212)	($186)	(3)	($188)	--	($188)	($188)
2	26	–	(9)	(9)	17	(3)	14	--	14	(174)
3	26	–	(9)	(9)	17	(3)	14	--	14	(160)
4	26	–	(9)	(9)	17	(3)	14	--	14	(145)
5	26	–	(9)	(9)	17	(3)	14	--	14	(131)
6	26	–	(9)	(9)	17	(3)	14	--	14	(116)
7	26	–	(9)	(9)	17	(3)	14	--	14	(102)
8	26	–	(9)	(9)	17	(3)	14	--	14	(87)
9	26	–	(9)	(9)	17	(3)	14	--	14	(73)
10	26	–	(9)	(9)	17	(3)	14	--	14	(59)
11	26	–	(9)	(9)	17	(3)	14	--	14	(44)
12	26	–	(9)	(9)	17	(3)	14	--	14	(30)
13	26	(2)	(9)	(11)	15	(3)	12	--	12	(17)
14	26	(2)	(9)	(11)	15	(3)	12	--	12	(5)
15	26	(2)	(9)	(11)	15	(3)	12	(5)	8	3
16	26	(2)	(9)	(11)	15	(3)	12	(5)	8	10
17	26	(2)	(9)	(11)	15	(3)	12	(5)	8	18
18	26	(2)	(9)	(11)	15	(3)	12	(5)	8	26
19	26	(2)	(9)	(11)	15	(3)	12	(5)	8	33
20	26	(2)	(9)	(11)	15	(3)	12	(5)	8	41
21	26	(2)	(9)	(11)	15	(3)	12	(5)	8	48
22	26	(2)	(9)	(11)	15	(3)	12	(5)	8	56
23	26	(2)	(9)	(11)	15	(3)	12	(5)	8	63
24	26	(2)	(9)	(11)	15	(3)	12	(5)	8	71

Source: Company documents.

Berenson &company

Key Benchmarking Data: Financial Drivers

EBITDA [1] and Gross Memberships Produced

D R A F T


$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
EBITDA
800
700
600
500
400
Gross Memberships Produced (000s)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM
$34.9
$47.3
$61.5
$67.8
$71.8
$63.1
$90.1
$96.4
$109.0
$97.5
$110.5
670
728
774
672
625
701
613
612
552
568
534
EBITDA
Gross Production (000s)

Source: Company documents, company filings and company management.
(1) Dollars in millions.

Berenson &company

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II. Situation Overview

Recent Events

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- February-March 2010 – Contact with Lindsay Goldberg & Bessemer ("LGB") and MidOcean Partners ("MidOcean")
- April 2010
  - Management discusses potential pursuit of equity partners with Board of Directors
- May 2010 – Confidentiality agreement signed with Cowboy
- May 2010 – September 2010
  - Cowboy commences significant due diligence effort
  - Cowboy retains McKinsey & Co. to perform diligence on the Company and its markets
  - Cowboy retains Goldman Sachs as financial advisor and secures financing commitment letter from Morgan Stanley
- September 22, 2010 – Cowboy submits offer letter, draft merger agreement and financing commitment letter to acquire 100% of common stock for $60.00 per share
- September 24, 2010 – Special Committee established to evaluate strategic alternatives

Cowboy Offer Summary

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Offer Price	➢ $60.00 per share ▪ Implied equity value of $597 million ▪ Implied total enterprise value of $573 million
Implied Premium / (Discount)	➢ 4% premium to Tiger's current share price of $57.47 (as of 10/8/2010) ➢ (2%) discount to Tiger's one-month average share price of $61.54 ➢ 20% premium to Tiger's six-month average share price of $50.16 ➢ 32% premium to Tiger's one-year average share price $45.37
Debt Financing	➢ Debt commitment letter from Morgan Stanley ➢ Expired on 9/30/10 (extension clause available) ➢ Fee letter not included in package

Source: Cowboy proposal letter and Morgan Stanley commitment letter.

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Cowboy Offer Summary *(Continued)*

D R A F T

Debt Financing Terms	➢ \$300mm 6-Year Senior Term Loan ▪ Interest [1]: Base Rate [2] (2.75% floor) plus 4.25% or LIBOR (1.75% floor) plus 5.25% ▪ Amortization: 1.0% quarterly ➢ \$20mm 5-Year Revolving Facility ▪ Unused commitment fee: 0.75% per annum ▪ Interest: same as Senior Term Loan ▪ Letter of credit fees [3] ➢ \$75mm 6.5-Year Senior Secured Second Lien Facility ▪ Interest [1]: Base Rate [2] (2.75% floor) plus 7.25% or LIBOR (1.75% floor) plus 8.25% ▪ Amortization: none ▪ Prepayment premium: 104% decreasing to par value by year 4
Conditions to Deal Closing	➢ No due diligence requirement from Cowboy ➢ Customary conditions to closing, including shareholder and regulatory (including anti-trust and insurance regulatory authorities) approvals ➢ Consummation of debt financing ▪ Minimum equity / total capitalization ratio of 35% ▪ Maximum leverage at Closing of 3.65x

Source: Cowboy proposal letter and Morgan Stanley commitment letter.
(1) Determination of Base Rate or LIBOR based interest rate at borrower's option.
(2) Base Rate defined as the highest of (i) the Federal Funds rate plus 0.50%, (ii) Morgan Stanley base commercial lending rate or (iii) one-month LIBOR plus 1.0%.
(3) Letter of credit fees include 0.25% annual fee on face amount and a participation fee on the undrawn amount of 5.25% (LIBOR interest margin).

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Cowboy Offer Summary *(Continued)*

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Deal Termination Fee	➢ Each party owes the other termination fee in certain circumstances ➢ Dollar amounts TBD ➢ Contemplates reduced termination fee to Company if deal terminated due to debt financing ➢ Contemplates reduced termination fee to Cowboy if deal terminated due to failure to receive shareholder approval
"Go Shop"	➢ 30-day period ➢ Market test period to solicit other proposals ➢ Full termination fee payable to Cowboy in the event of a Superior Proposal
Partners and Advisors	➢ Lead executive: Bill Lobeck ➢ Financial advisor: Goldman Sachs ➢ Legal advisor: Schulte Roth & Zabel ➢ Industry consultant: McKinsey & Company

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III. Market Overview

Tiger: Recent Stock Price Performance

Current: 10/8		Change Since 5/4	7/19	8/19	9/22
Tiger	$57.47	28%	28%	10%	(8%)
S&P 500	1,165	(1%)	9%	8%	3%

D R A F T


$70
$65
$60
$55
$50
$45
$40
Indexed to Tiger Share Price (1)
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
5/4: Cowboy signs CA and begins due diligence of the Company - $45.00
8/19: Tiger Board meets - $52.21
9/22: Cowboy offer received - $62.62
Current Share Price (2) $57.47
Tiger
S&P 500

Source: FactSet.
(1) Indexed as of 6/1/2010.
(2) As of 10/8/2010.

Tiger: 5-Year Stock Price Performance

52-Week			5-Year		
High (1)	Low (1)	Average	High (1)	Low (1)	Average
$67.67	$33.27	$45.37	$70.90	$28.48	$44.07
9/29/10	11/19/09	NA	7/17/07	4/2/09	NA

D R A F T


$80
$70
$60
$50
$40
$30
$20
$10
Tiger Share Price
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09
Oct-10
Tiger
S&P 500
6/28/06: Tiger raises $80mm in debt to fund a 1mm share tender offer, to refinance existing bank debt and to fund further share repurchases - $34.50
3/15/07: Tiger contacted by NYSE concerning increased stock activity; Tiger has no comment - $53.45
8/13/07: Tiger announces national media campaign - $53.93
10/6/09: Tiger announces SEC subpoena for a fact-finding inquiry - $43.09
3/2/10: CEO resigns, retains position as Chairman; CEO title to be shared by former Chief Operating Officer and former Chief Marketing Officer; major shareholder resigns as director - $41.69
7/26/10: FTC closes investigation of Tiger without taking action - $49.03
Current Share Price (2)
$57.47

Source: FactSet and Company press releases.
(1) Based on closing prices.
(2) As of 10/8/2010.

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5-Year Historical Trading Multiples

TEV / LTM (1) EBITDA Multiple

	Average			
Current (2)	6 Months	1 Year	3 Years	5 Years
5.4x	4.8x	4.4x	4.9x	6.2x

D R A F T


12.0.x
10.0.x
8.0.x
6.0.x
4.0.x
2.0.x
0.0.x
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09
Oct-10
5.4x
Tiger

Source: Factset.
Note: Represent rolling TEV / LTM EBITDA multiple using daily prices.
(1) Last twelve months.
(2) As of 10/8/2010.

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5-Year Historical Trading Multiples *(Continued)*

Price / LTM [1] Earnings Multiple

	Current [2]	Average 6 Months	Average 1 Year	Average 3 Years	Average 5 Years
Tiger	10.0x	9.3x	8.5x	9.4x	11.7x
S&P 500	15.0x	15.1x	15.8x	14.3x	15.3x
Tiger Discount	(33%)	(39%)	(46%)	(34%)	(23%)

D R A F T


25.0.x
20.0.x
15.0.x
10.0.x
5.0.x
0.0.x
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09
Oct-10
15.0x
10.0x
Tiger
S&P 500

Source: Factset.
Note: Represent rolling TEV / LTM EBITDA multiple using daily prices.
(1) Last twelve months.
(2) As of 10/8/2010.

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Tiger: Analysis at Various Prices

DRAFT

		Premium / (Discount)						Transaction Value / Sales		Transaction Value / EBITDA		Equity Value / Net Income	
	Price	1-Day [1]	52-Week High	52-Week Low	180-Day Average	Offer Value	Transaction Value	LTM [2]	2010E	LTM [2]	2010E	LTM [2]	2010E
	$40.00	(30.4%)	(40.9%)	20.2%	(20.4%)	$398	$374	0.8x	0.8x	3.7x	3.2x	7.0x	5.9x
	45.00	(21.7%)	(33.5%)	35.3%	(10.4%)	448	423	0.9x	0.9x	4.2x	3.6x	7.8x	6.6x
	50.00	(13.0%)	(26.1%)	50.3%	(0.5%)	498	473	1.0x	1.0x	4.6x	4.0x	8.7x	7.4x
Current	57.47	--%	(15.1%)	72.7%	14.4%	572	547	1.2x	1.2x	5.4x	4.6x	10.0x	8.5x
Offer	60.00	4.4%	(11.3%)	80.3%	19.4%	597	573	1.2x	1.3x	5.6x	4.9x	10.4x	8.8x
	65.00	13.1%	(3.9%)	95.4%	29.4%	647	622	1.3x	1.4x	6.1x	5.3x	11.3x	9.6x
	70.00	21.8%	3.4%	110.4%	39.3%	697	672	1.5x	1.5x	6.6x	5.7x	12.2x	10.3x
	75.00	30.5%	10.8%	125.4%	49.3%	746	722	1.6x	1.6x	7.1x	6.1x	13.0x	11.0x
	80.00	39.2%	18.2%	140.5%	59.2%	796	772	1.7x	1.7x	7.6x	6.6x	13.9x	11.8x
	Metrics	$57.47	$67.67	$33.27	$50.25			$463.3	$451.7	$101.9	$117.7	$57.2	$67.6

Source: Company filings and Factset.
Note: Dollars in millions except per share data.
(1) As of 10/8/2010.
(2) As of 6/30/2010.

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Top Shareholder Analysis

Current Top Shareholders

Investor	Position	% O/S
Prescott Investors	1,706,515	17.2%
Prescott Associates	1,014,675	10.2%
Stonecipher, Harland	841,206	8.5%
Steadfast Capital Management	666,080	6.7%
BlackRock	573,232	5.8%
Renaissance Technologies Corp.	401,400	4.0%
Vanguard Group	375,967	3.8%
Robotti & Company, Inc.	363,754	3.7%
Old Mutual Asset Management	318,270	3.2%
Dimensional Fund Advisors	239,166	2.4%
LSV Asset Management	212,200	2.1%

D R A F T

Current Top Shareholder Basis Analysis (1)

Investor	Historical Average Weighted Price
Prescott Investors	$24.00
Prescott Associates	24.00
Stonecipher, Harland	24.00
Steadfast Capital Management	55.10
BlackRock	44.17
Renaissance Technologies Corp.	59.21
Vanguard Group	41.73
Robotti & Company, Inc.	42.59
Old Mutual Asset Management	38.44
Dimensional Fund Advisors	32.51
LSV Asset Management	32.07

Source: Factset and Company filings.
(1) Based on a weighted average historical purchase price.

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IV. Overview of Five Year Business Plan

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Forecasting Process for Financial Projections

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- 9/24: Call with Tiger Management (Randy Harp, Steve Williamson, Melanie Lawson) to discuss process and initial diligence items
  - Received initial diligence items, including 2010 budget, 5-year projection model from 2009 and historical member and associate statistics
- 9/27: Meeting in Ada with Tiger Management to discuss:
  - Detailed due diligence items and Management's views on near- and longer-term membership and profitability metrics
  - Received additional diligence materials
- 9/29-9/30: Follow up meetings in Ada with Tiger Management to discuss:
  - Detailed financial model assumptions with Steve and Melanie
  - Potential or existing legal liabilities with Keri Prince
  - Regulatory environment / requirements with Kathy Pinson
  - Growth opportunities with Mark Brown (phone discussion)
- 10/1-10/8: Several conference calls with senior management team and significant number of information requests filled
  - Several iterations of financial model with management
- 10/10: Meeting with Mark Brown in Dallas to discuss prospective growth rates and marketing plan

Key Assumptions and Drivers

D R A F T

Associate Base

- 147.9K associates recruited in 2010
- 110.0K associates recruited in 2011, growing at 10.0% per year thereafter
- Associate retention calculated based on historical vintage retention:


Retained Assoc. (%)
60%
50%
40%
30%
20%
10%
%
47%
32%
26%
22%
19%
17%
16%
14%
14%
13%
12%
12%
11%
10%
10%
9%
8%
7%
7%
7%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Year

Membership Base

- 0.95 members recruited per existing associate (associates with tenure greater than 1 year)
- 0.79 members recruited per new associate in 2010 (those who joined in the current year)
- 0.10 increase in new associate recruiting productivity per year
- Membership retention calculated based on historical vintage retention:


Retained Members (%)
60%
50%
40%
30%
20%
10%
%
51%
34%
26%
21%
18%
16%
14%
13%
12%
11%
10%
9%
9%
8%
7%
7%
6%
6%
6%
5%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Year

Source: Company management and Company documents.
Note: See Appendix Section B, page 12 for details.

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Key Assumptions and Drivers *(Continued)*

DRAFT

Category	Assumptions
Membership Fees	▪ $296.64 per year ($24.72 per month) average annual membership fee for existing customers in 2010, growing at 1.5% per year thereafter ▪ $333.29 per year ($27.77 per month) average annual membership fee for new customers ▪ 92.8% fees collected as % of premiums in force
Costs	▪ Cost of Sales – Provider law firms receive 33.5% of membership fees – Associates receive 69.4% of a policy's first year premiums ($333.29 per premium written) as commissions ▪ 69.4% represents historical commission percentage net of any charge backs – Associate Services and Direct Marketing costs equal Associate Service and eServices revenues ▪ Sales, General and Administrative: 56.7% fixed and 43.3% variable – Variable expense calculated as percentage of revenue – Fixed expenses grow by 3.0% each year
Balance Sheet and Cash Flow	▪ Working capital assumptions consistent with historical ▪ Existing Wells term loan refinanced by year end with a new term loan of $200 million – Proceeds used to repurchase common stock (5% discount) – Same covenant terms as existing loan – Interest rate of 5.00% ▪ Annual maintenance capital expenditure of $5.0 million ▪ Excess cash used to repurchase common stock in each year

Source: Company management and Company documents.

Summary Preliminary Five-Year Projections

Revenue


5-Yr CAGR: 2.7%
$600
$500
$400
$300
$424
$417
$426
$439
$458
$484
2010E
2011E
2012E
2013E
2014E
2015E

EBITDA


5-Yr CAGR: 0.2%
$150
$125
$100
$75
$50
$118
$113
$115
$115
$116
$119
2010E
2011E
2012E
2013E
2014E
2015E

Net Income


5-Yr CAGR: 0.3%
$100.00
$75.00
$50.00
$25.00
$0.00
$67.6
$61.5
$61.2
$63.7
$65.7
$68.7
2010E
2011E
2012E
2013E
2014E
2015E

Memberships


5-Yr CAGR: 2.4%
(000s)
2,000
1,750
1,500
1,250
1,000
1,473
1,476
1,492
1,529
1,584
1,658
2010E
2011E
2012E
2013E
2014E
2015E

Source: Company management and Company documents.
Note: Dollars in millions.

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Summary Preliminary Five-Year Projections *(Continued)*

D R A F T

	Fiscal Year Ended December 31,						CAGR
Income Statement Projections	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2015E**	**'10E - '15E**
Revenue							
Membership Fees	$423.7	$417.2	$425.5	$438.8	$458.2	$483.5	2.7%
Other Revenue (1)	28.0	34.4	35.8	38.0	40.9	44.2	
Total Revenue	**$451.7**	**$451.6**	**$461.3**	**$476.9**	**$499.1**	**$527.7**	
Costs							
Membership Benefits	($142.0)	($139.8)	($142.5)	($147.0)	($153.5)	($162.0)	
Commission Payments to Associates	(117.1)	(116.4)	(119.1)	(126.7)	(136.9)	(149.3)	
General and Administrative	(49.2)	(50.3)	(51.0)	(52.1)	(53.7)	(55.5)	
Other Costs (2)	(25.8)	(32.4)	(33.9)	(36.1)	(38.9)	(42.0)	
Total Costs	($334.0)	($338.8)	($346.6)	($362.0)	($382.9)	($408.7)	
EBITDA	**$117.7**	**$112.8**	**$114.7**	**$114.9**	**$116.2**	**$118.9**	**0.2%**
Depreciation and Amortization	(7.8)	(7.8)	(7.7)	(6.7)	(6.8)	(6.7)	
EBIT	$110.0	$105.0	$107.0	$108.2	$109.3	$112.2	
Interest Income, Net	0.6	(2.8)	(5.5)	(3.2)	(1.0)	1.2	
Pre-Tax Income	$110.6	$102.2	$101.5	$105.0	$108.3	$113.4	
Income Tax Expense	(43.0)	(40.6)	(40.3)	(41.3)	(42.6)	(44.6)	
Net Income	**$67.6**	**$61.5**	**$61.2**	**$63.7**	**$65.7**	**$68.7**	**0.3%**
Average Common Shares Outstanding	9.8	7.9	6.2	5.9	5.6	5.3	
Earnings Per Share	$6.90	$7.78	$9.92	$10.74	$11.67	$12.90	
Membership Statistics							
Beginning Memberships	1,547,585	1,472,735	1,476,310	1,492,367	1,528,815	1,584,318	
New Memberships	509,598	503,148	515,168	547,820	591,969	645,454	
Cancelled Memberships (3)	(584,448)	(499,573)	(499,110)	(511,372)	(536,466)	(571,767)	
Total Ending Memberships	**1,472,735**	**1,476,310**	**1,492,367**	**1,528,815**	**1,584,318**	**1,658,006**	**2.4%**
Beginning Associates	477,208	487,431	468,604	476,428	495,046	520,110	
New Associates	146,611	110,000	121,000	133,100	146,410	161,051	
Cancelled Associates (3)	(136,388)	(128,827)	(113,176)	(114,482)	(121,346)	(130,750)	
Total Ending Associates	**487,431**	**468,604**	**476,428**	**495,046**	**520,110**	**550,411**	**2.5%**

Source: Company filings and management projections.
Note: Dollars in millions except per share data.
(1) *Other Revenue includes Associate Services Revenue, Deferred Enrollment Fees, Agency Revenue, Ada Travel Revenue and other.*
(2) *Other Costs includes Associate Services and Direct Marketing, Premium Taxes and Litigation Accrual.*
(3) *Cancellations include pre-existing members / associates and members / associates who signed up within one year.*

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Summary Preliminary Five-Year Projections *(Continued)*

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	Fiscal Year Ended December 31,					
Key Statistics and Rates	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2015E**
Income Statement Statistics						
Membership Fees Growth Rate	(0.6%)	(1.5%)	2.0%	3.1%	4.4%	5.5%
Membership Benefits Margin (% of Membership Fees)	33.5%	33.5%	33.5%	33.5%	33.5%	33.5%
Commission Margin (% of Membership Fees)	27.6%	27.9%	28.0%	28.9%	29.9%	30.9%
General and Administrative Expense Margin	10.9%	11.1%	11.1%	10.9%	10.7%	10.5%
Membership Rates						
Average Annual Membership Fee	$301.0	$305.0	$309.0	$313.2	$317.3	$321.5
Average Annual New Membership Fee	333.3	333.3	333.3	333.3	333.3	333.3
Up-Front Fee Per New Associate	67.3	149.0	149.0	149.0	149.0	149.0
Total Membership Growth Rate (1)	**(4.8%)**	**0.2%**	**1.1%**	**2.4%**	**3.6%**	**4.7%**
New Memberships Produced Per New Associate	0.79	0.89	0.99	1.09	1.19	1.29
New Memberships Produced Per Existing Associate	0.95	0.95	0.95	0.95	0.95	0.95

	Fiscal Year Ended December 31,					
Summary Balance Sheet and Cash Flow Projections	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2015E**
Select Balance Sheet Items						
Cash	$44.5	$48.2	$56.1	$52.8	$49.7	$46.6
Available For Sale Investments	28.6	23.0	23.4	24.0	24.9	26.0
Investment Pledged	4.1	4.1	4.1	4.1	4.1	4.1
Total Liabilities	$85.3	$233.7	$192.9	$155.0	$118.0	$81.9
Shareholders' Equity	80.2	(63.5)	(14.8)	21.9	58.4	95.1
Total Book Capitalization	$165.5	$170.2	$178.1	$176.9	$176.5	$177.0
Select Cash Flow Items						
Operating Cash Flow	$67.5	$60.3	$68.2	$70.3	$72.8	$76.1
Capital Expenditures	3.1	5.0	5.0	5.0	5.0	5.0
Share Repurchases ($)	$25.4	$205.2	$12.5	$27.0	$29.1	$32.1
Share Repurchases (mm Shares)	0.5	3.3	0.2	0.3	0.3	0.3

Source: Company filings and management projections.
Note: Dollars in millions.

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Key Remaining Open Items

Note: Financial projections are not finalized, and therefore are subject to change

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- Assumptions and drivers that need to be finalized with management
  - Membership growth rate: 2.4% in excess of recent history
  - Membership fees: need to review fees paid by vintage, if available
  - Membership retention / decline curve: potential sensitivities in Membership retention levels due to fluctuations in other variables (quality of Memberships recruited by associates, etc.)
  - Associate productivity: sensitivity to variables such as initiation fee
- September 30, 2010 financial results
- Potential additional analyses
  - Upside case
  - Wind-down case

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V. Preliminary Valuation Analysis

Key Valuation Considerations

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- No direct comparable publicly-traded companies
  - Analyzed a number of industries with certain similar characteristics (e.g., business model, services provided, end user, etc.) to determine a set of companies comparable to Tiger
- No recent relevant M&A precedent transactions with disclosed financial information
- Valuation ranges for public comparables and M&A precedent transactions have a wide range of values
- Select considerations when analyzing public market trading history of Tiger
  - Large closely-held positions
- Other considerations
  - Understand the value of Tiger's non-operating assets – investment, real estate

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Summary of Valuation Methodologies

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- Select Comparable Companies Analysis – Examines valuation statistics of select publicly-traded comparable companies
- Precedent Transactions Analysis – Examines valuation statistics paid by acquirers of comparable companies
- Premiums Paid Analysis – Analyzes historical premiums paid for acquisitions of public companies
- Discounted Cash Flow Analysis – Analyzes the net present value of Company's projected free cash flow, on an unlevered basis, using a range of discount and perpetuity growth rate (and corresponding implied terminal EBITDA multiple) valuation statistics
- Leveraged Buy-Out Analysis – Analyzes the net present value of Company's projected free cash flow, on a levered basis, using a range of internal rates of return and an exit EBITDA multiple

Tiger: Comparable Public Company Overview

- Determining a set of public comparables for Tiger:
  - No direct publicly-traded comparable companies available
  - Analyzed a number of industries with certain similar characteristics (e.g., business model, services provided, end user, etc.)

DRAFT

	Types of business	Similarities	Differences
Business Professional Services	▪ Outsourcing ▪ Specialty Consulting ▪ Employee Recruiting	▪ Providers of professional advice ▪ Certain companies target small- to mid-sized businesses	▪ Not subscription-based ▪ Consulting services track different demand profile than legal services ▪ Caters to businesses
Consumer Professional Services	▪ Tax and accounting services	▪ Provides professional services to individuals and small businesses at low cost relative to higher end and more bespoke service providers ▪ Similar demographic / income profile	▪ Not subscription-based ▪ Seasonality of tax services ▪ Intuit is a software driven business model
Public Law Firms (International Only)	▪ International legal providers	▪ Legal service ▪ Similar end user	▪ Not subscription-based ▪ International ▪ Different liability / risk issues
Health Clubs / Fitness	▪ Gyms and consumer fitness services	▪ Subscription-based model ▪ Serves individual customers	▪ Highly discretionary ▪ May have different customer retention patterns
Newspapers / Magazines	▪ Periodical publishing companies		
Multi-Level Marketers	▪ Cosmetics ▪ Nutritional products ▪ Houseware	▪ Business model ▪ Sales force driven ▪ Large network of independent affiliates	▪ Not subscription-based ▪ Larger diversified business models ▪ Different product offering ▪ Highly discretionary

Comparison of Current Trading Performance

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TEV / LTM EBITDA [(1)]


5.4x
11.3x
4.3x
6.4x
9.7x
9.6x
4.9x
Tiger
Business Professional Services
Consumer Professional Services
International Legal Providers
Multi-Level Marketers
Health Clubs / Fitness
Newspapers / Magazines

TEV / 2010E EBITDA [(1)]


4.6x
7.9x
6.0x
5.3x
9.0x
9.1x
4.7x
Tiger
Business Professional Services
Consumer Professional Services
International Legal Providers
Multi-Level Marketers
Health Clubs / Fitness
Newspapers / Magazines

Note: Market data as of 10/8/2010.
(1) See Appendix page 64 for details. Represents median multiples for each respective comparables group.

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Comparison of Current Trading Performance

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Price / LTM Earnings (1)


20.4x
17.1x
16.4x
17.7x
10.0x
10.2x
6.9x
Tiger
Business Professional Services
Consumer Professional Services
International Legal Providers
Multi-Level Marketers
Health Clubs / Fitness
Newspapers / Magazines

Price / 2010E Earnings (1)


15.4x
14.6x
15.0x
16.8x
11.5x
8.5x
9.3x
Tiger
Business Professional Services
Consumer Professional Services
International Legal Providers
Multi-Level Marketers
Health Clubs / Fitness
Newspapers / Magazines

Note: Market data as of 10/8/2010.
(1) See Appendix page 64 for details. Represents median multiples for each respective comparables group.

Berenson &company

Historical Trading Multiples

TEV / LTM EBITDA

		Averages		
	Current	6 Months	3 Years	5 Years
Tiger	5.4x	4.8x	4.9x	6.2x
Business Professional Services	10.5x	9.7x	8.2x	9.2x
Consumer Professional Services	6.9x	7.5x	8.8x	9.5x
International Legal Providers	6.4x	6.6x	9.0x	9.1x
Multi-Level Marketers	10.0x	9.4x	9.2x	9.9x
Health Clubs / Fitness	8.0x	7.5x	7.5x	9.9x
Newspapers / Magazines	5.2x	6.1x	6.1x	7.6x
Average Peers	7.8x	7.8x	8.1x	9.2x
Tiger Discount to Peers	(32%)	(38%)	(40%)	(33%)
Average Discount to Peers	(35%)			

Price / LTM Earnings

		Averages		
	Current	6 Months	3 Years	5 Years
Tiger	10.0x	9.3x	9.4x	11.7x
Business Professional Services	20.1x	18.7x	17.9x	19.7x
Consumer Professional Services	17.1x	17.9x	16.1x	18.6x
International Legal Providers	10.2x	9.3x	9.9x	10.0x
Multi-Level Marketers	15.9x	17.2x	17.2x	18.3x
Health Clubs / Fitness	17.7x	15.7x	14.1x	18.2x
Newspapers / Magazines	10.5x	9.6x	10.2x	13.1x
Average Peers	15.2x	14.7x	14.2x	16.3x
Tiger Discount to Peers	(34%)	(37%)	(34%)	(28%)
Average Discount to Peers	(33%)			

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- Tiger has historically traded below the selected peer groups. Reasons may include:
  - Relative growth profile
  - Lack of direct, pure-play peer group
  - Relative reinvestment requirements: associate commissions are similar to capital expenditures

Source: Factset as of 10/8/2010. Current market data as of 10/8/2010.
Note: Excludes TEV / LTM EBITDA multiples greater than 20.0x and P/E multiples greater than 35.0x as outliers.

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Comparable Public Company Analysis: Valuation Summary

- Reviewed trading statistics for Tiger's comparable public companies over a 5-Year period:
  - Tiger has historically traded at a discount to its selected peer group
- Applied a 35.0% discount to the total median of the TEV / EBITDA multiples for Tiger's peer group and determined the trading ranges by applying a 1.0x plus/minus sensitivity:
  - 7.5x to 9.5x for TEV / LTM EBITDA
  - 7.0x to 9.0x for TEV / 2010E EBITDA
- Applied a 35.0% discount to the total median of the Price / Earnings multiples for Tiger's peer group and determined the trading ranges by applying a 1.0x plus/minus sensitivity:
  - 15.5x to 17.5x for Price / LTM Earnings
  - 13.5x to 15.5x for Price / 2010E Earnings

D R A F T

Comparable TEV / LTM EBITDA	Comparable TEV / 2010E EBITDA	Comparable Price / LTM Earnings	Comparable Price / 2010E Earnings
LTM Tiger EBITDA (1)	2010E Tiger EBITDA	LTM Tiger Net Income (1)	2010E Tiger Net Income
$102mm	$118mm	$57mm	$68mm
Multiple Range	Multiple Range	Multiple Range	Multiple Range
4.9x - 6.2x	4.6x - 5.9x	10.1x - 11.4x	8.8x - 10.1x
Implied Share Price	Implied Share Price	Implied Share Price	Implied Share Price
$52.50 - $65.75	$56.25 - $71.75	$58.00 - $65.50	$59.50 - $68.50

(1) LTM as of 6/30/2010.

Berenson &company

M&A Precedent Transaction Overview

➢ Berenson applied the following criteria in selecting M&A precedent transactions for Tiger:

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Time Period	■ From 2005 to 2010
Key Searches	■ Network Marketing ■ Newspapers ■ Magazines ■ Health Clubs / Fitness ■ Tax Preparation ■ Professional Services ■ Consulting ■ Advisory ■ Legal Providers
Deal Value	■ From $100 million to $5 billion
Other Criteria	■ Selected transactions that have available data for revenue and EBITDA for target
Sources	■ Dealogic ■ Capital IQ ■ Company filings ■ Company press releases ■ News articles ■ Wall Street research

Summary of M&A Precedent Transaction Multiples (1)

TEV / EBITDA LTM (2)


30.6x
12.7x
11.8x
8.0x
6.7x
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
Multi-Level Marketers
Newspapers & Magazines

TEV / EBITDA FY1 (2),(3)


10.1x
8.0x
Business Professional Services
Newspapers & Magazines

(1) *See Appendix page 66 for details.*
(2) *No data available for International Legal Providers.*
(3) *No data available for Health Clubs / Fitness, Multi-Level Marketers or Consumer Professional Services.*

Berenson &company

M&A Precedent Transaction Analysis: Valuation Summary

- Reviewed relevant M&A precedent transactions over a 5-year period:
- Applied a 35.0% discount to the total median of the TEV / EBITDA multiples for the relevant M&A precedent transactions and determined the valuation ranges by applying a 1.0x plus/minus sensitivity:
  - 8.5x to 10.5x for TEV / LTM EBITDA

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Precedent Transactions Analysis
LTM Tiger EBITDA $102mm
Multiple Range 5.5x - 6.8x
Implied Share Price $59.00 - $72.25

Berenson &company

Summary of Premiums Paid Analysis (1)

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Going Private Transactions (2)


21%
18%
22%
19%
24%
20%
One Day
One Week
One Month
Mean
Median

All Transactions (3)


25%
18%
26%
21%
29%
20%
One Day
One Week
One Month
Mean
Median

Source: Capital IQ.
(1) See Appendix page 68 for details.
(2) All going private transactions in the U.S. over the last five years between $300 million and $1 billion.
(3) All transactions in the U.S. over the last five years between $450 million and $700 million.

Berenson &company

Premiums Paid Analysis: Valuation Summary

- Reviewed premiums for U.S. M&A transactions over the last five years
  - All transactions ranging from $450 million to $700 million
  - Going private transactions from $300 million to $1 billion
- Two valuation methodologies:
  - Applied a 10% - 30% premium to Tiger's 30-day and 180-day average prices
  - Applied a 10% - 30% premium to Tiger's 30-day and 180-day average prices prior to 7/19/10
    - Selected one-month period prior to Tiger's share price outperforming the S&P 500

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Premiums Paid Analysis (30-Day Average as of 10/8/2010)	Premiums Paid Analysis (180-Day Average as of 10/8/2010)	Premiums Paid Analysis (30-Day Average as of 07/19/2010)	Premiums Paid Analysis (180-Day Average as of 07/19/2010)
Average Price	Average Price	Average Price	Average Price
$61.54	$50.16	$45.91	$43.16
Premium Range	Premium Range	Premium Range	Premium Range
10% - 30%	10% - 30%	10% - 30%	10% - 30%
Implied Share Price	Implied Share Price	Implied Share Price	Implied Share Price
$67.69 - $80.00	$55.18 - $65.21	$50.50 - $59.69	$47.48 - $56.11

Source: Capital IQ.

Berenson &company

Discounted Cash Flow Analysis: Assumptions

D R A F T

- Net present value of future cash flows calculated as of 12/31/10
- Preliminary management financial projections (2011E – 2015E) utilized for analysis
- Assumed cash balance of $44.5 million and debt balance of $19.0 million as of 12/31/10
- Fully diluted common shares outstanding of 10.0 million
- Range of weighted average cost of capital of 11.00% to 14.00%
- Range of terminal perpetuity growth rates of (1.00%) to 2.00%
  - Applied to 2015E unlevered free cash flows to determine terminal value
- Tax rates of 39.2% to 39.6% for 2011E through 2015E

Berenson &company

Weighted Average Cost of Capital Analysis

- Market risk premium represents the expected long-term return of the S&P 500 less the 20-year Treasury Bond yield
- Discounted Cash Flow analysis assumes a WACC range of 11.0% to 14.0%

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WACC Calculations		
Risk-Free Rate ("R_f") (1)	3.08%	
Market Equity Risk Premium (2)	6.70%	
Equity Beta ("b_E") (3)	0.91	
Adjusted Equity Risk Premium	6.06%	
Size Premium (4)	2.49%	
Liquidity Premium (5)	--%	
Cost of Equity (6)	11.64%	100.0%
Cost of Debt ("K_D")	7.00%	0.0%
WACC (7)	**11.64%**	**100.0%**

Weighted Average Cost of Capital

		Liquidity Premium (5)				
		--%	1.0%	2.0%	3.0%	4.0%
Equity Beta	0.81	10.97%	11.97%	12.97%	13.97%	14.97%
	0.86	11.30%	12.30%	13.30%	14.30%	15.30%
	0.91	11.64%	12.64%	13.64%	14.64%	15.64%
	0.96	11.97%	12.97%	13.97%	14.97%	15.97%
	1.01	12.31%	13.31%	14.31%	15.31%	16.31%

Source: Bloomberg, company filings and 2010 Ibbotson Risk Premia Over Time Report.
(1) 20-yr U.S. treasury bond yield as of 10/8/2010.
(2) Long-horizon expected equity risk premium of 6.7%.
(3) Tiger levered equity beta delevered at current capital structure.
(4) Size premium for $432- $685 million market capitalization – 2.49%.
(5) Per Ibbotson Associates, liquidity premium can be up to or greater than 5.0%.
*(6) Cost of Equity = Risk-Free Rate (R_f) + Equity Beta (b_E) * Market Equity Risk Premium (R_m) + Size Premium + Liquidity Premium.*
*(7) WACC = [(Cost of Equity) * %E] + [K_D * (1 - tax rate) * %D]. Assumes cost of debt remains constant.*

Berenson
&company

Discounted Cash Flow Analysis

Free Cash Flow Buildup	2011E	2012E	2013E	2014E	2015E
	Fiscal Year Ending December 31,				
EBITDA	$112.8	$114.7	$114.9	$116.2	$118.9
Depreciation and Amortization	(7.8)	(7.7)	(6.7)	(6.8)	(6.7)
EBIT	$105.0	$107.0	$108.2	$109.3	$112.2
Pre-Interest Income Tax Expense	(41.1)	(42.0)	(42.5)	(43.1)	(44.3)
EBIT After Tax	$64.0	$65.1	$65.7	$66.3	$67.9
Plus: Depreciation and Amortization	7.8	7.7	6.7	6.8	6.7
Less: Change in Net Working Capital	(4.8)	(0.1)	0.0	0.4	0.8
Less: Capital Expenditures (1)	0.6	(5.4)	(5.6)	(5.9)	(6.1)
Unlevered Free Cash Flow	$67.5	$67.2	$66.8	$67.6	$69.3

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Total Enterprise Value Buildup	
2015E Free Cash Flow	$69.3
Terminal Growth Rate	1.00%
Terminal Value	$635.9
NPV of Unlevered Free Cash Flows (2)	$243.7
NPV of Terminal Value (2)	360.8
Implied Total Enterprise Value	$604.5
Plus: Cash and Equivalents	44.5
Less: Debt	(19.0)
Implied Equity Value	$630.0
Fully Diluted Shares Outstanding	10.0
Implied Equity Value Per Share	$63.31

Share Price: WACC vs Terminal Multiple				
	Implied Terminal EBITDA Multiple			
	4.43x	4.85x	5.35x	5.94x
	Perpetuity Growth Rate			
WACC	(1.00%)	–%	1.00%	2.00%
11.00%	$61.75	$65.22	$69.39	$74.48
12.00%	57.13	59.96	63.31	67.33
13.00%	53.17	55.51	58.25	61.48
14.00%	49.74	51.70	53.96	56.61

Discounted Cash Flow Analysis
Discount Rate
11.00% - 14.00%
Perp. Gr. / Term Mult.
(1.0%) - 2.0%/4.4x - 5.9x
Implied Share Price
$49.75 - $74.50

Note: Dollars in millions except per share data.
(1) Includes purchases or disposals of investment securities.
(2) Net Present Value based on a discount rate of 12.00%.

Leveraged Buyout Analysis: Assumptions

- Transaction assumed to close at 12/31/10
- Preliminary management case financial projections (2011E – 2015E) utilized for analysis
- Leverage assumptions:
  - $175 million to $375 million of total debt
  - Weighted average interest rates ranging from 6.29% to 7.60%
- Maintains minimum cash balance of $15 million
- Exit TEV / EBITDA multiple ranging from 4.0x to 6.0x

D R A F T

Sources (1)	Amount	Interest Rate	% of Total Sources	Debt / LTM EBITDA (2)
Existing Cash	$44.5		6.8%	--
Revolver	--	7.00%	--%	0.0x
Senior Term Loan	300.0	7.00%	46.1%	2.9x
Second Lien Facility	75.0	10.00%	11.5%	0.7x
Sponsor Equity	231.6		35.6%	--
Total Sources of Funds	$651.1		100.0%	3.7x

Uses (1)	Amount
Purchase of Equity ($60.00 per share)	$597.1
Minimum Cash Balance	15.0
Retirement of Existing Debt	19.0
Transaction Fees	20.0
Total Uses of Funds	$651.1

Note: All dollars in millions.
(1) *Cowboy proposal letter, Morgan Stanley commitment letter and Berenson estimates.*
(2) *LTM EBITDA of $101.9 million as of 6/30/2010.*

Berenson &company

Leveraged Buyout Analysis: Return Sensitivities

Preliminary Returns (1)

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$175mm of Leverage

Purchase Price vs. EBITDA Exit Multiple					
Implied Entry Multiple		Purchase	2015P EBITDA Exit Multiple		
LTM 6/30/10 (2)	2010E (2)	Price	4.0x	5.0x	6.0x
4.2x	3.6x	$45.00	18.6%	22.7%	26.3%
4.6x	4.0x	50.00	14.7%	18.7%	22.2%
5.1x	4.4x	55.00	11.4%	15.3%	18.7%
5.6x	4.9x	60.00	8.6%	12.4%	15.8%
6.1x	5.3x	65.00	6.2%	9.9%	13.2%
6.6x	5.7x	70.00	4.1%	7.7%	10.9%

$375mm of Leverage

Purchase Price vs. EBITDA Exit Multiple					
Implied Entry Multiple		Purchase	2015P EBITDA Exit Multiple		
LTM 6/30/10 (2)	2010E (2)	Price	4.0x	5.0x	6.0x
4.2x	3.6x	$45.00	37.0%	44.4%	50.5%
4.6x	4.0x	50.00	24.7%	31.4%	36.9%
5.1x	4.4x	55.00	17.0%	23.2%	28.4%
5.6x	4.9x	60.00	11.4%	17.4%	22.4%
6.1x	5.3x	65.00	7.2%	12.9%	17.7%
6.6x	5.7x	70.00	3.7%	9.3%	13.9%

Note: All dollars in millions.
(1) Cost of debt increases by 1.00% for every $100mm of leverage.
(2) Based on implied purchase TEV / EBITDA based on LTM EBITDA of $101.9mm and 2010E EBITDA of $117.7mm.

Berenson &company

Levered Buyout Analysis: Valuation Summary

- Valuation analysis below reflects corresponding offer price ranges for targeted internal rate of return of 17.5% - 30.0%
- Leverage assumptions:
  - $375 million of total debt
  - Weighted average interest rate of 7.60%

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Leveraged Buyout Analysis
Required IRR
17.50% - 30.00%
Exit Multiple Range
4.0x - 6.0x
Implied Share Price
$47.50 - $65.25

Implied Share Price		
	Exit Multiple	
IRR	4.0x	6.0x
17.5%	$54.58	$65.25
30.0%	47.50	53.94

Berenson &company

Valuation Overview


$85.00
$65.00
$45.00
$25.00
Tiger Share Price
$67.67
$33.27
$71.75
$52.50
$72.25
$59.00
$80.00
$47.50
$74.50
$49.75
$65.25
$47.50
Offer Price
$60.00
Current Price (1)
$57.47

Market Price	Comparable Public Companies Analysis	Precedent Transactions Analysis	Premiums Paid Analysis (10.00% - 30.00% Premium)	Discounted Cash Flow Analysis	Leveraged Buyout Analysis
52-Week High	TEV / EBITDA Range	LTM Tiger EBITDA	30-Day Average Range	Discount Rate	Required IRR
$67.67	$62.50 - $71.75	$102mm	$45.91 - $61.54	11.00% - 14.00%	17.50% - 30.00%
52-Week Low	Price / Earnings Range	Multiple Range	180-Day Average Range	Perp. Gr. / Term Mult.	Exit Multiple Range
$33.27	$58.00 - $68.50	5.5x - 6.8x	$43.16 - $60.16	(1.0%) - 2.0%/4.4x - 5.9x	4.0x - 6.0x
Implied Share Price	Implied Share Price	Implied Share Price	Implied Share Price	Implied Share Price	Implied Share Price
$33.27 - $67.67	$62.50 - $71.75	$59.00 - $72.25	$47.50 - $80.00	$49.75 - $74.50	$47.50 - $65.25

(1) *As of 10/8/2010.*
(2) *Average of Tiger price from one month ago, one week ago, and current share price.*
(3) *One-month average share price from 6/21 to 7/19.*

Berenson &company

Existing Membership Base Economics

D R A F T

Assumptions

- Existing members have an average remaining life of approximately 7 years
- Annual Membership fee assumed constant at 2010 levels
- Expenses assumed per unit economics model

Financial Overview

	Year 1	2	3	4	5	6	7
Existing Members							
Monthly Membership Fee	$25	$25	$25	$25	$25	$25	$25
Months / Year	12	12	12	12	12	12	12
Annual Membership Fee	$301	$301	$301	$301	$301	$301	$301
Membership Revenue							
9/30/10 Existing Members (mm)	1.5	1.5	1.5	1.5	1.5	1.5	1.5
Total Membership Fees	$450	$450	$450	$450	$450	$450	$450
Expenses							
Renewal Commissions	($34)	($34)	($34)	($34)	($34)	($34)	($34)
Provider Expense	(151)	(151)	(151)	(151)	(151)	(151)	(151)
SG&A	(49)	(49)	(49)	(49)	(49)	(49)	(49)
D&A	(7)	(7)	(7)	(7)	(7)	(7)	(7)
Expenses	($241)	($241)	($241)	($241)	($241)	($241)	($241)
EBT	$209	$209	$209	$209	$209	$209	$209
Taxes	(82)	(82)	(82)	(82)	(82)	(82)	(82)
Net Income	$126	$126	$126	$126	$126	$126	$126
Addback: D&A	7	7	7	7	7	7	7
Maintenance CapEx	(5)	(5)	(5)	(5)	(5)	(5)	(5)
Change in Working Capital	--	--	--	--	--	--	--
Unlevered FCF	$128	$128	$128	$128	$128	$128	$128
Discounted FCF	$116	$104	$94	$85	$76	$69	$62

Discount Rate	10.0%	12.5%	15.0%	17.5%	20.0%
TEV ($mm)	$625	$576	$534	$496	$462
Value / Member	$418	$386	$357	$332	$310
Implied Share Price	$65.25	$60.50	$56.00	$52.25	$49.00

Note: All dollars in millions except individual Membership fees.

Berenson &company

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VI. Other Considerations and Next Steps

Next Steps

1. Finalize financial projections with Tiger Management

2. Finalize valuation

3. Additional strategic review of alternatives for Tiger

4. Prepare for delivery of Initial Report on 10/18

5. Follow-up discussion with Cowboy's advisor, Goldman Sachs

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Appendix

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A. Supplementary Market and Valuation Analysis

Historical Indexed Stock Price Performance

D R A F T

Indexed Stock Price (Last 3 Years)


Tiger
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
International Legal Providers
Multi-Level Marketers
Newspapers / Magazines
20%
–%
(20%)
(40%)
(60%)
(80%)
(3%)
(28%)
6%
(41%)
(10%)
4%
(67%)

Indexed Stock Price (Last 12 Months)


Tiger
Business Professional Services
Consumer Professional Services
Health Clubs / Fitness
International Legal Providers
Multi-Level Marketers
Newspapers / Magazines
60%
40%
20%
–%
40%
3%
27%
35%
9%
15%
11%

Note: Market data as of 10/8/2010.

Berenson &company

Historical Indexed Stock Price Performance

Indexed Stock Price Last 12 Months

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160%
140%
120%
100%
80%
60%
Oct-09
Apr-10
Oct-10
140%
135%
127%
115%
109%
111%
103%
Tiger
Business Professional Services
Consumer Professional Services
International Legal Providers
Multi-Level Marketers
Health Clubs / Fitness
Newspapers / Magazines

Source: Factset as of 10/8/2010.

Berenson &company

Historical Indexed Stock Price Performance

Indexed Stock Price Last 3 Years

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140%
120%
100%
80%
60%
40%
20%
0%
Oct-07
Oct-08
Oct-09
Oct-10
106%
104%
97%
90%
72%
59%
33%
Tiger
Business Professional Services
Consumer Professional Services
International Legal Providers
Multi-Level Marketers
Health Clubs / Fitness
Newspapers / Magazines

Source: Factset as of 10/8/2010.

Berenson &company

Historical Trading Multiples *(Continued)*

TEV / LTM EBITDA

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18
16
14
12
10
8
6
4
2
–
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09
Oct-10
10.5x
10.0x
8.0x
6.9x
6.4x
5.4x
5.2x
Tiger
Consumer Professional Services
Multi-Level Marketers
Newspapers / Magazines
Business Professional Services
International Legal Providers
Health Clubs / Fitness

Source: Factset as of 10/8/2010.
Note: Excludes TEV / LTM EBITDA multiples greater than 20.0x as outliers.

Berenson &company

Historical Trading Multiples *(Continued)*

Price / LTM Earnings

D R A F T


35
30
25
20
15
10
5
0
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09
Oct-10
20.1x
17.7x
17.1x
15.9x
10.5x
10.2x
10.0x
Tiger
Consumer Professional Services
Multi-Level Marketers
Newspapers / Magazines
Business Professional Services
International Legal Providers
Health Clubs / Fitness

Source: Factset as of 10/8/2010.
Note: Excludes P/E multiples greater than 35.0x as outliers.

Berenson &company

Select Public Comparable Companies

Ticker	Name	Share Price (1)	TEV (2)	TEV / Sales LTM (3)	TEV / Sales 2010E	TEV / Sales 2011E	TEV / EBITDA LTM (3)	TEV / EBITDA 2010E	TEV / EBITDA 2011E	P/E Multiple LTM (3)	P/E Multiple 2010E	P/E Multiple 2011E	5 Year % EPS Growth	LTM EBITDA Margin	CapEx as % of Revenue
Business Professional Services															
PAYX	Paychex Inc.	$27.48	$9,576	4.8x	4.7x	4.5x	11.3x	11.6x	10.9x	20.8x	20.1x	19.3x	12%	42%	3%
ASF	Administaff Inc.	26.66	514	0.3x	0.3x	0.3x	15.3x	10.1x	8.0x	NM	NM	22.7x	15%	2%	0%
CVG	Convergys Corporation	11.00	1,401	0.5x	0.6x	0.6x	7.6x	4.9x	4.6x	10.1x	11.6x	10.0x	8%	7%	2%
BBSI	Barrett Business Services Inc.	15.71	113	0.4x	0.1x	0.1x	15.0x	10.0x	6.3x	28.7x	22.1x	16.1x	23%	3%	0%
FCN	FTI Consulting, Inc.	34.72	2,128	1.5x	1.5x	1.4x	7.1x	7.4x	6.8x	13.5x	14.2x	12.1x	15%	22%	2%
HURN	Huron Consulting Group Inc.	19.66	755	1.2x	1.4x	1.3x	11.5x	7.9x	7.0x	25.3x	12.5x	11.0x	14%	11%	1%
NCI	Navigant Consulting Inc.	11.80	794	1.1x	1.1x	1.0x	8.6x	7.7x	6.3x	19.9x	15.4x	12.1x	16%	13%	2%
HSII	Heidrick & Struggles International Inc.	20.01	258	0.5x	0.5x	0.5x	6.4x	7.9x	4.7x	18.2x	NM	13.2x	15%	8%	3%
KFY	Korn/Ferry International	16.74	667	1.0x	1.0x	0.9x	11.8x	10.2x	7.1x	24.0x	18.4x	14.9x	14%	9%	3%
	Mean			1.3x	1.3x	1.2x	10.5x	8.6x	6.9x	20.1x	16.3x	14.6x	14%	13%	2%
	Median			1.0x	1.0x	0.9x	11.3x	7.9x	6.8x	20.4x	15.4x	13.2x	15%	9%	2%
Consumer Professional Services															
HRB	H&R Block, Inc.	$13.82	$4,284	1.1x	1.1x	1.1x	4.3x	5.0x	4.9x	9.3x	8.7x	8.7x	10%	26%	2%
JTX	Jackson Hewitt Tax Service Inc.	1.11	322	1.5x	1.5x	1.6x	4.1x	6.0x	5.4x	NM	14.6x	NM	8%	37%	3%
INTU	Intuit Inc.	45.83	15,024	4.3x	4.3x	3.8x	12.4x	12.0x	10.5x	24.9x	21.3x	18.5x	15%	35%	2%
	Mean			2.3x	2.3x	2.2x	6.9x	7.6x	6.9x	17.1x	14.9x	13.6x	11%	33%	3%
	Median			1.5x	1.5x	1.6x	4.3x	6.0x	5.4x	17.1x	14.6x	13.6x	10%	35%	2%
Health Clubs / Fitness															
LTM	Life Time Fitness Inc.	$41.72	$2,449	2.8x	2.7x	2.5x	9.7x	9.3x	8.2x	21.1x	20.5x	17.4x	15%	29%	12%
CLUB	Town Sports International Holdings Inc.	2.94	352	0.7x	0.8x	0.7x	4.7x	5.0x	4.6x	NM	NM	24.5x	10%	16%	6%
WTW	Weight Watchers International, Inc.	32.34	3,779	2.7x	2.7x	2.6x	9.6x	9.1x	8.8x	14.3x	13.0x	12.3x	15%	28%	1%
	Mean			2.1x	2.1x	1.9x	8.0x	7.8x	7.2x	17.7x	16.8x	18.1x	13%	24%	6%
	Median			2.7x	2.7x	2.5x	9.6x	9.1x	8.2x	17.7x	16.8x	17.4x	15%	28%	6%
International Legal Providers															
SGH	Slater & Gordon Limited	1.71	205	1.7x	1.4x	1.2x	6.4x	5.3x	4.1x	10.2x	9.3x	9.3x	NA	26%	2%
	Mean			1.7x	1.4x	1.2x	6.4x	5.3x	4.1x	10.2x	9.3x	9.3x	NA	26%	2%
	Median			1.7x	1.4x	1.2x	6.4x	5.3x	4.1x	10.2x	9.3x	9.3x	NA	26%	2%

Source: Company filings and Capital IQ.
Note: Dollars in millions except per share data.
(1) As of 10/8/2010.
(2) Total Enterprise Value (TEV) is the summation of Equity Value, Net Debt, preferred equity and minority interest.
(3) LTM as of 6/30/10.

Berenson
&company

Select Public Comparable Companies

D R A F T

Ticker	Name	Share Price [1]	TEV [2]	TEV / Sales LTM [3]	TEV / Sales 2010E	TEV / Sales 2011E	TEV / EBITDA LTM [3]	TEV / EBITDA 2010E	TEV / EBITDA 2011E	P/E Multiple LTM [3]	P/E Multiple 2010E	P/E Multiple 2011E	5 Year % EPS Growth	LTM EBITDA Margin	CapEx as % of Revenue
Multi-Level Marketers															
AVP	Avon Products Inc.	$32.93	$15,735	1.4x	1.4x	1.3x	11.2x	10.2x	8.9x	20.5x	16.7x	14.4x	12%	13%	3%
HLF	Herbalife Ltd.	64.51	4,184	1.6x	1.6x	1.4x	10.2x	9.0x	8.3x	16.4x	14.6x	12.9x	16%	16%	2%
NATR	Nature's Sunshine Products Inc.	8.94	96	0.3x	NA	NA	5.1x	NA	NA	12.3x	NA	NA	NA	5%	1%
NUS	Nu Skin Enterprises Inc.	30.62	1,999	1.4x	1.3x	1.3x	8.8x	8.4x	7.8x	16.6x	15.5x	13.7x	15%	16%	2%
ORI	Oriflame Cosmetics SA	45.38	3,913	2.0x	1.0x	0.9x	15.7x	NM	8.3x	15.3x	NM	NM	NA	13%	2%
TUP	Tupperware Brands Corporation	48.39	3,453	1.5x	1.5x	1.4x	9.1x	9.1x	8.1x	14.1x	13.6x	12.0x	12%	17%	2%
USNA	USANA Health Sciences Inc.	40.68	640	1.4x	1.3x	1.2x	9.7x	8.8x	7.8x	16.4x	15.0x	13.2x	14%	14%	1%
		Mean		1.4x	1.4x	1.3x	10.0x	9.1x	8.2x	15.9x	15.1x	13.2x	14%	13%	2%
		Median		1.4x	1.4x	1.3x	9.7x	9.0x	8.2x	16.4x	15.0x	13.2x	14%	14%	2%
Newspapers / Magazines															
AHC	A. H. Belo Corporation	$7.38	$110	0.2x	0.2x	0.2x	2.4x	2.7x	2.5x	20.0x	NM	NM	NA	9%	2%
GCI	Gannett Co., Inc.	13.60	5,908	1.1x	1.1x	1.1x	5.0x	4.6x	4.8x	5.9x	5.7x	5.7x	6%	21%	1%
LEE	Lee Enterprises Inc.	2.87	1,219	1.5x	NA	NA	6.7x	NA	NA	2.7x	NA	NA	NA	23%	1%
MDP	Meredith Corp.	34.32	1,820	1.3x	1.3x	1.3x	8.1x	7.3x	7.7x	14.9x	13.1x	14.0x	15%	16%	2%
SSP	The E. W. Scripps Company	8.08	404	0.5x	0.5x	0.5x	4.9x	4.5x	6.3x	19.6x	19.4x	24.7x	NA	10%	3%
MNI	The McClatchy Company	3.71	2,072	1.5x	1.5x	1.5x	4.9x	5.3x	5.3x	3.5x	6.4x	5.6x	NA	29%	1%
NYT	The New York Times Company	8.02	1,845	0.8x	0.8x	0.8x	4.2x	4.8x	5.0x	6.9x	11.5x	10.8x	5%	18%	1%
		Mean		1.0x	0.9x	0.9x	5.2x	4.8x	5.3x	10.5x	11.2x	12.2x	8%	18%	1%
		Median		1.1x	0.9x	0.9x	4.9x	4.7x	5.2x	6.9x	11.5x	10.8x	6%	18%	1%
		Overall Mean		1.4x	1.4x	1.3x	8.4x	7.6x	6.7x	15.7x	14.5x	14.0x	13%	18%	2%
		Overall Median		1.3x	1.3x	1.2x	8.4x	7.9x	6.9x	16.4x	14.6x	13.2x	14%	16%	2%
	Tiger	**$57.47**	**$547**	**1.2x**	**1.2x**	**1.2x**	**5.4x**	**4.6x**	**4.9x**	**10.0x**	**8.5x**	**9.3x**	**13%**	**22%**	**3%**

Source: Company filings and Capital IQ.
Note: Dollars in millions except per share data.
(1) As of 10/8/2010.
(2) Total Enterprise Value (TEV) is the summation of Equity Value, Net Debt, preferred equity and minority interest.
(3) LTM as of 6/30/10.

Berenson &company

M&A Precedent Transactions

DRAFT

Target	Acquiror	Date: Announced	Date: Closed	Transaction Value	Transaction Value / Revenue: LTM	Transaction Value / Revenue: Forward	Transaction Value / EBITDA: LTM	Transaction Value / EBITDA: Forward
Business Professional Services								
Diamond Management and Technology Group	PricewaterhouseCooper	08/23/10	NA	$313	1.4x	--	14.4x	8.0x
Hewitt Associates	AON Corp	07/11/10	NA	4,789	1.5	--	7.8	7.5
Human Resources Management Unit (Convergys)	NorthgateArinso	03/04/10	06/01/10	100	--	0.4	--	5.0
MPS Group	Adecco Inc.	10/19/09	01/20/10	1,214	0.7	--	20.6	--
RW Beck	SAIC, Inc	07/06/09	08/01/09	155	1.6	--	8.0	--
Towers Perrin	Watson Wyatt	06/28/09	01/01/10	1,636	0.9	--	4.2	--
Great American Group	Alternative Asset Management Acq	05/14/09	07/31/09	330	--	--	9.7	7.3
Macro International	ICF Consulting	03/27/09	03/30/09	155	1.0	--	7.0	--
Mahoney Cohen & Co	CBIZ, Inc	11/24/08	12/31/08	55 (1)	--	1.0	2.1	--
Stockamp & Associates	Huron Consulting	07/08/08	07/08/08	219	2.3	--	6.0	--
Chicago Partners, LLC	Navigant Consulting Inc	04/18/08	05/01/08	73 (2)	1.6	--	8.0	--
Schonbraun McCann Group	FTI Consulting, Inc.	03/31/08	04/01/08	125 (3)	2.0	--	7.0	--
Stream Holdings Corp.	Global BPO Services Corp.	01/28/08	06/02/08	226	0.6	0.4	9.7	6.6
Kurt Salmon Associates	Management Consulting Group	09/19/07	10/12/07	125	--	0.9	--	8.0
Technology Partners International	Information Services Group, Inc.	04/24/07	11/16/07	230 (4)	--	1.3	--	9.6
Sourcecorp, Inc.	Apollo	03/07/06	07/12/06	448	1.1	--	8.1	--
Adjoined Consulting	Kanbay International	02/13/06	03/10/06	165	1.7	--	--	11.0
Exult	Hewitt Associates	06/15/04	10/01/04	610	1.3	--	20.5	--
Lexecon Inc	FTI Consulting, Inc.	11/25/03	12/01/03	130	1.8	--	8.7	--
Interpay	Paychex	03/17/03	04/01/03	182	--	3.5	--	29.4
Advantage Payroll Services	Paychex Inc	09/18/02	09/20/02	315	4.7	4.0	41.9	32.0
PWC, US Business Recovery Services Division	FTI Consulting, Inc.	07/24/02	08/30/02	230	1.5	--	5.1	--
				Mean	1.6x	1.7x	11.1x	12.4x
				Median	1.5x	1.0x	8.0x	8.0x
Consumer Professional Services								
Block Texas	H&R Block	09/03/08	11/03/08	278	2.0x	2.7x	--	--
Lacerte Software	Intuit	05/18/98	06/22/98	400	5.3	--	--	--
Jackson Hewitt	HFS Incorporated	11/19/97	01/08/98	455	13.1	--	30.6	--
				Mean	6.8x	2.7x	30.6x	NA
				Median	5.3x	2.7x	30.6x	NA
Health Clubs / Fitness								
Equinox Fitness	The Related Companies LP	12/05/05	02/10/06	$651	3.9x	--	16.3x	--
24 Hour Fitness	Forstmann & Little	05/03/05	06/09/05	1,600	1.5	--	9.1	--
				Mean	2.7x	NA	12.7x	NA
				Median	2.7x	NA	12.7x	NA

Source: Company filings, press releases and Capital IQ.

Note: Dollars in millions except per share data.

(1) $45.3mm earnout in addition to $55.4mm purchase price.

(2) $27mm earnout in addition to $73mm purchase price.

(3) $37.5mm earnout in addition to $125mm purchase price.

(4) Original offer price $280mm.

Berenson &company

M&A Precedent Transactions

D R A F T

		Date		Transaction	Transaction Value /			
					Revenue		EBITDA	
Target	**Acquiror**	**Announced**	**Closed**	**Value**	**LTM**	**Forward**	**LTM**	**Forward**
International Legal Providers								
Trilby Misso Lawyers	Slater & Gordon	06/15/10	08/13/10	$49	1.9x	--	--	--
Quinn & Scattini	Slater & Gordon	01/09/08	03/20/08	2	0.8	--	--	--
				Mean	1.3x	NA	NA	NA
				Median	1.3x	NA	NA	NA
Newspapers & Magazines								
Morris 17 Newspapers	GateHouse Media	10/23/07	11/30/07	115	1.7x	--	8.6x	8.2x
ALM Media Holdings	Incisive Media	07/05/07	08/16/07	630	3.2	--	12.6	--
Gannett 4 Newspapers	GateHouse Media	04/12/07	05/07/07	410	3.5	--	12.0	--
Copley Press (9 Publications)	GateHouse Media	03/13/07	04/11/07	380	2.4	--	18.1	10.7
American Community Newspapers	Courtside Acquisition Corp	01/15/07	07/02/07	207	4.0	--	16.2	--
Minneapolis Star Tribune	Avista Capital Partners	12/26/06	06/06/07	690	2.2	--	8.6	--
Readers' Digest	Ripplewood	11/15/06	03/02/07	2,348	1.0	--	15.1	11.2
Dow Jones 6 Newspapers	Community Newspaper Holdings	10/27/06	12/05/06	288	3.0	--	11.3	--
Philadelphia Newspapers	Phila. Media Holdings	05/23/06	06/29/06	562	--	--	7.5	9.5
4 Newspapers (Knight-Ridder)	Hearst Corp	04/26/06	08/01/06	1,000	--	--	11.5	--
Knight-Ridder	McClatchy Co.	03/31/06	06/27/06	6,000	2.0	--	9.4	--
Pulitzer, Inc	Lee Enterprises	01/31/05	06/03/05	1,460	3.3	--	13.5	--
				Mean	2.6x	NA	12.0x	9.9x
				Median	2.7x	NA	11.8x	10.1x
Multi-Level Marketers								
Silpada Designs (Jewelry)	Avon Products	07/09/10	07/18/10	$650	2.8x	--	--	--
Sara Lee Direct Selling Business	Tupperware	08/10/05	12/05/05	557	1.2	--	8.0	--
Herbalife International, Inc	WH Holdings	04/10/02	07/31/02	477	0.5	--	5.5	--
Oriflame International	IK Investment Partners	09/06/99	10/19/99	477	1.4	--	--	--
Pharmanex	Nu Skin Enterprises	10/06/98	10/16/98	107	0.4	0.3	--	--
				Mean	1.2x	0.3x	6.7x	NA
				Median	1.2x	0.3x	6.7x	NA
				Overall Mean	2.3x	1.6x	11.8x	11.7x
				Overall Median	1.7x	1.0x	9.3x	8.9x

Source: Company filings, press releases and Capital IQ.
Note: Dollars in millions except per share data.

Berenson &company

Premiums Paid Analysis – Going Private Transactions

D R A F T

#	Announcement	Completion	Target	Acquiror	Premium Pre-Bid 1 Day	Premium Pre-Bid 1 Week	Premium Pre-Bid 1 Month
1.	08/16/10	-	Prospect Medical Holdings Inc.	Leonard Green & Partners, L.P.	39%	21%	43%
2.	06/02/10	07/23/10	SonicWALL, Inc.	Teachers' Private Capital; Thoma Bravo, LLC	32%	29%	12%
3.	04/26/10	06/04/10	Protection One, Inc.	GTCR Golder Rauner, LLC	13%	24%	40%
4.	03/28/10	06/16/10	BWAY Holding Company	Madison Dearborn Partners, LLC	15%	18%	33%
5.	03/08/10	07/01/10	infoGROUP, Inc.	CCMP Capital Advisors, LLC	(2%)	(4%)	6%
6.	03/02/10	09/13/10	Southwest Water Co.	J.P. Morgan / Water Asset Management	60%	62%	82%
7.	01/22/10	04/19/10	Lodgian, Inc.	Lone Star Funds	41%	43%	72%
8.	09/28/09	10/27/09	GenTek Inc.	American Securities	41%	40%	35%
9.	09/09/09	11/25/09	Parallel Petroleum Corp.	Apollo Management, L.P.	51%	71%	61%
10.	08/24/09	10/13/09	Charlotte Russe Holding, Inc.	Advent International Corporation	27%	28%	24%
11.	07/22/09	08/24/09	Bankrate, Inc.	Apax Partners Worldwide LLP	18%	14%	14%
12.	05/05/08	07/02/08	Maxim Crane Works Holdings, Inc.	Platinum Equity, LLC	19%	19%	19%
13.	01/29/08	05/28/08	NuCO2 Inc.	Aurora Capital Group	21%	25%	18%
14.	11/08/07	06/16/08	Restoration Hardware Inc.	Catterton / Palo Alto / Reservoir / Glenhill	65%	58%	26%
15.	10/28/07	04/15/08	Covad Communications Group Inc.	Platinum Equity, LLC	59%	59%	52%
16.	08/12/07	01/31/08	Midwest Air Group Inc.	TPG Capital; Northwest Airlines Corp.	19%	24%	18%
17.	07/26/07	10/24/07	Deb Shops, Inc.	Lee Equity Partners LLC	1%	(7%)	(1%)
18.	06/17/07	08/30/07	Friendly Ice Cream Corp.	Sun Capital Partners, Inc.	9%	15%	7%
19.	06/03/07	09/06/07	1-800 Contacts, Inc.	Fenway Partners	21%	29%	37%
20.	04/24/07	08/23/07	Symbion Inc.	Crestview Partners, L.P.	17%	13%	14%
21.	03/22/07	08/16/07	Vertrue Incorporated	One Equity / Oak / Rho Capital /Brencourt	5%	10%	2%
22.	03/19/07	12/11/07	Stratos Global Corp.	Communications Investment Partners Limited	10%	11%	35%
23.	03/05/07	04/12/07	SafeNet Inc.	Vector Capital	2%	4%	13%
24.	03/05/07	10/12/07	The Topps Company, Inc.	Madison Dearborn / Tornante	8%	6%	(2%)
25.	02/20/07	05/31/07	Smart & Final Inc.	Apollo Management, L.P.	15%	13%	20%
26.	02/20/07	05/22/07	Central Parking Corp.	Kohlberg / Lubert-Adler / Versa	11%	10%	20%
27.	01/28/07	04/02/07	Synagro Technologies, Inc.	The Carlyle Group	29%	34%	30%
28.	12/04/06	03/30/07	Direct General, Corp.	TPG Capital; Calera Capital	31%	34%	42%
29.	11/13/06	02/28/07	Valley National Gases LLC	CI Capital Partners LLC	(8%)	(7%)	(10%)
30.	11/06/06	03/01/07	Carr Properties	J.P. Morgan Asset Management	15%	12%	16%
31.	09/21/06	06/14/07	Educate, Inc.	Sterling Partners; Citigroup Private Equity	19%	18%	21%
32.	09/12/06	12/20/06	Windrose Medical Properties Trust	Health Care REIT Inc. (NYSE:HCN)	23%	20%	25%
33.	09/11/06	12/21/06	Metrologic Instruments Inc.	Francisco Partners Management LLC	13%	15%	32%
34.	08/18/06	12/13/06	Center Cut Hospitality, Inc.	Lone Star Funds	18%	17%	12%
35.	06/30/06	11/03/06	ReAble Therapeutics, Inc.	The Blackstone Group, Private Equity Group	35%	29%	32%
36.	06/06/06	10/05/06	ACE Cash Express, Inc.	JLL Partners	15%	15%	11%
37.	05/24/06	07/20/06	NES Rentals Holdings Inc.	Diamond Castle Holdings, LLC	(1%)	2%	2%
38.	05/22/06	07/27/06	Jameson Inns, Inc.	JER Partners L.L.C.	30%	30%	19%
39.	04/20/06	09/27/06	Marsh Supermarkets, Inc.	Sun Capital Partners, Inc.	9%	38%	39%
40.	03/07/06	07/12/06	SOURCECORP, Incorporated	Apollo Management, L.P.	(2%)	(2%)	(2%)
41.	02/20/06	06/12/06	Thomas Nelson, Inc.	InterMedia Advisors, LLP	21%	24%	12%
42.	01/06/06	04/12/06	Water Pik Technologies Inc.	The Carlyle Group; Zodiac Aerospace SA (ENXTPA:ZC)	30%	29%	31%
43.	12/08/05	03/08/06	Dave & Buster's Inc.	Wellspring Capital Management LLC	18%	18%	20%
44.	11/14/05	03/01/06	Enterasys Networks, Inc.	Tennenbaum Capital Partners, LLC; The Gores Group LLC	32%	30%	30%
45.	09/21/05	02/10/06	CCC Information Services Group Inc.	Investcorp Bank BSC, Private Equity	3%	5%	11%
				Mean	21%	22%	24%
				Median	18%	19%	20%
				Stock Price	$61.31	$61.03	$52.46
				Mean	$74.21	$74.54	$64.94
				Median	72.43	72.56	62.96

Source: Company filings, press releases and Capital IQ.
Note: All going private transactions in the U.S. over the last five years between $300 million and $1 billion.

Berenson &company

Premiums Paid Analysis – All Transactions

D
R
A
F
T

#	Announcement	Completion	Target	Acquiror	Premium Pre-Bid 1 Day	Premium Pre-Bid 1 Week	Premium Pre-Bid 1 Month
1.	09/17/10	-	Student Loan Corp.	Citibank, National Association	42%	52%	20%
2.	09/16/10	-	Cellu Tissue Holdings Inc.	Weston Presidio; Ropes & Gray LLP, Private Client Group	51%	51%	50%
3.	08/12/10	-	Unica Corporation	JMI Equity	119%	128%	109%
4.	03/28/10	07/06/10	Bell Microproducts Inc.	State of Wisconsin Investment Board; GAMCO Investors	30%	32%	54%
5.	01/08/10	-	Bowne & Co. Inc.	Capital World / Dimensional / Robeco / BlackRock	58%	72%	78%
6.	12/17/09	04/09/10	Airvana, Inc.	QUALCOMM Incorporated	23%	22%	18%
7.	12/17/09	02/22/10	International Royalty Corp	Altius Resources, Inc.	(0%)	3%	80%
8.	12/15/09	03/15/10	FGX International Holdings Limited	Berggruen Holdings North America Ltd	9%	26%	26%
9.	12/08/09	04/07/10	BPW Acquisition Corp.	Brooklyn NY Holdings / Perella Weinberg	14%	14%	14%
10.	11/04/09	01/28/10	I2 Technologies, Inc.	Deutsche Bank AG	10%	11%	13%
11.	09/28/09	10/27/09	GenTek Inc.	Pamet Capital Management, L.P.; Abrams Capital, LLC	41%	40%	35%
12.	05/07/09	06/17/09	VNUS Medical Technologies, Inc.	Sprout Group / DLJ Capital / New Leaf Venture	37%	31%	38%
13.	09/21/08	11/18/08	Secure Computing Corp.	Warburg Pincus LLC; Invision Private Equity AG	27%	44%	32%
14.	07/15/08	10/21/08	Lev Pharmaceuticals, Inc.	Emigrant / Southpoint / Alexandra / Hound / Mast	50%	45%	52%
15.	06/27/08	10/20/08	Darwin Professional Underwriters, Inc.	Alleghany Insurance Holdings, LLC	12%	16%	15%
16.	01/29/08	05/28/08	NuCO2 Inc.	Madison Williams and Company LLC	21%	25%	18%
17.	01/13/08	02/25/08	ASV Inc.	Caterpillar Inc.	48%	45%	51%
18.	12/09/07	01/16/08	Evraz Claymont Steel Holdings, Inc.	H.I.G. Capital, LLC	7%	9%	20%
19.	10/28/07	04/15/08	Covad Communications Group Inc.	EarthLink Inc.	59%	59%	52%
20.	10/12/07	02/13/08	Oglebay Norton Co.	Harbinger Capital Partners LLC	5%	8%	20%
21.	08/15/07	11/05/07	Lamson & Sessions Co.	Cowen Group, Inc.	35%	23%	(2%)
22.	08/06/07	09/17/07	Infocrossing, Inc.	Janus / Potomac / Camden Partners / Silverback / Others	5%	7%	5%
23.	07/19/07	04/04/08	Sterling Financial Corp.	Keefe, Bruyette, & Woods, Inc.	79%	71%	84%
24.	06/11/07	12/11/07	James River Group, Inc.	High Ridge / Conscr / Trident / ACI Capital	(2%)	2%	0%
25.	05/15/07	07/18/07	Agile Software Corporation	Shamrock Capital Advisors	12%	10%	18%
26.	05/14/07	07/31/07	eCollege.com, Inc.	Blumenstein/Thome Information Partners / Others	7%	21%	19%
27.	04/27/07	08/15/07	Eagle Hospitality Properties Trust Inc.	Corporex Companies, LLC	12%	12%	21%
28.	04/24/07	08/23/07	Symbion Inc.	Richland Ventures; South Atlantic Venture Funds	17%	13%	14%
29.	12/10/06	02/16/07	Trimble Mobile Resource Management	Institutional Venture Partners	7%	8%	14%
30.	11/12/06	01/26/07	Solexa Inc.	Fidelity / Abingworth Management / Others	44%	45%	42%
31.	11/01/06	02/01/07	Penton Media, Inc.	ABRY Partners / Sandler Capital / Private Equity	45%	29%	47%
32.	10/12/06	01/30/07	SITEL Corporation	Onex Capital Management	30%	29%	35%
33.	09/21/06	06/14/07	Educate, Inc.	Apollo Management, L.P.	19%	18%	21%
34.	08/11/06	02/28/07	US LEC Corp.	Bain Capital / Heights Capital / Quadrangle	(38%)	(38%)	(20%)
35.	06/06/06	10/05/06	ACE Cash Express, Inc.	CIC Partners, LP	15%	15%	11%
36.	04/26/06	08/08/06	Navigant International Inc.	General Electric Pension Trust; TUI AG	23%	27%	35%
37.	03/03/06	05/15/06	iVillage Inc.	Rho Capital Partners, Inc.; Hearst Interactive Media	5%	3%	13%
38.	02/22/06	10/11/06	ADE Corp.	The State of Wisconsin Investment Board	7%	6%	7%
39.	02/01/06	04/28/06	Artesyn Technologies, Inc.	Bel Fuse Inc.	9%	14%	7%
40.	01/29/06	04/04/06	Intrado Inc.	New Venture Partners LLC	13%	13%	13%
41.	12/14/05	03/01/06	Collegiate Funding Services, Inc.	Caisse de Depot et Placement / Lightyear Capital / Others	31%	33%	33%
42.	12/04/05	02/09/06	Provide Commerce Inc.	Jovian Holdings, LLC	12%	17%	35%
43.	09/21/05	02/10/06	CCC Information Services Group Inc.	Capricorn Holdings	3%	5%	11%
44.	09/19/05	12/19/05	Peregrine Systems Inc.	Post Advisory Group, LLC	37%	35%	34%
				Mean	25%	26%	29%
				Median	18%	21%	20%
				Stock Price	$81.31	$81.03	$52.48
				Mean	$76.50	$77.04	$67.88
				Median	72.61	73.98	63.21

Source: Company filings, press releases and Capital IQ.
Note: All transactions in the U.S. over the last five years between $450 million and $700 million.

Berenson &company

D
R
A
F
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B. Detailed Financial Model

Berenson
&company

Project Tiger

Standalone Financial Model Assumptions

I. Capital Structure

6/30/10 Capital Structure (Actual)
9.9mm common equity shares outstanding
$28.1mm debt - $49.0mm cash = ($20.8) net debt

9/30/10 Capital Structure (Estimated)
9.7mm common equity shares outstanding
$23.6mm debt - $42.4mm cash = ($18.9) net debt

Refinancing
Sources
$200.0mm term loan issued at L + 3.25% with a LIBOR floor of 1.75%
Uses
Repayment of existing debt obligations: $8.8mm of existing term loan
Tender offer for common shares outstanding: $197.0mm
Fees and Expenses: $3.0mm, capitalized and amortized over 5 years

II. Associates & Members

Associate Base
146.6K associates recruited in 2010
110.0K associates recruited in 2011, growing at 10.0% per year thereafter
Associate retention calculated based on historical vintage retention (90.0% retention after the first year, etc.)

Membership Base
0.95 members recruited per existing associate (associates with tenure greater than 1 year)
0.79 members recruited per new associate in 2010 (those who joined in the current year)
0.10 increase in new associate recruiting productivity per year
Membership retention calculated based on historical vintage retention (50.7% retention after the first year, etc.)

Other
First year cancellation rate assumed for new members and associates, based on mid-year convention
For example, 503,148 members recruited in 2010, of which 358,261 remain by the end of the year

III. Revenue and Cost Assumptions

Revenue
Membership Fees
$296.64 per year ($24.72 per month) average annual membership fee for existing customers in 2010, growing at 1.5% per year thereafter
$333.29 per year ($27.77 per month) average annual membership fee for new customers
92.8% fees collected as % of premiums in force

Associate Services Revenue
New associates pay entry fee of $149.00 for 2011 onward

eServices Revenue
12.1% of Associates subscribe to eServices
33.0% of eService subscribers pay via bank draft; the remaining 67.0% pay via credit card
Bank draft subscribers pay $19.95; credit card subscribers pay $20.95

Other Revenue
Primary component is $10.00 enrollment fee, recognized/amortized over three years

Project Tiger

Standalone Financial Model Assumptions

Costs

Cost of Sales

Provider law firms receive 33.5% of membership fees
Associates receive 69.4% of a policy's first year premiums ($333.29 per premium written) as commissions
Associate Services and Direct Marketing costs equal Associate Service and eServices revenues

Operating Expenses

56.7% of SG&A fixed expenses in 2011; 43.3% variable
3.0% inflation rate assumed on variable SG&A expenses per year
0.41% premium taxes assumed membership fees, payable in lieu of state income tax in states regulated as insurance provider

IV. Balance Sheet Assumptions

Working Capital

5.2 Membership Income Receivable days outstanding (based on Membership Fees)
273.7 Deferred Member And Associate Service Costs Asset days outstanding (based on Associate Services and Direct Marketing Costs)
10.0 Membership Benefits days outstanding (based on Membership Fees)
23.0 Deferred Revenue And Fees days outstanding (based on Total Revenue)
13.8 Accounts Payable And Accrued Expenses days outstanding (based on total operating expenses)
31.0 Deferred Member And Associate Service Costs Liability days outstanding (based on Associate Services and Direct Marketing Costs)

Property, Plant and Equipment

Depreciated existing net book value of assets using actual remaining life
$5.0mm of Additions to Property, Plant and Equipment each year from 2011-2015
All new additions assumed to be either Computer Equipment or Computer Software, depreciable over a 3 year life

Available for Sale Investments

$28.6mm of Available for Sale Investments in 2010
Available for Sale Investments bought and sold to maintain regulatory minimum capital requirements

Other

$2.67 of Inventory per associate
$0.0mm of Income Taxes Receivable from 2011-2015
$0.0mm of Income Taxes Payable from 2011-2015
$6.0mm of Other Assets from 2011-2015
$4.1mm of Investment Pledged from 2011-2015

V. Cash Flow Assumptions

Uses of Excess Cash Flow

If Leverage Ratio > 1.75x, then use Excess Cash Flow to reduce Leverage Ratio to 1.75x
If Leverage Ratio < 1.75x, then use 50.0% of Excess Cash Flow to repurchase stock
Shares repurchased at a 5.0% discount to 9.5x earnings

Project Tiger

Standalone Financial Model

$ in millions, except per share data

	Fiscal Year Ended December 31,										
Income Statement	**2005A**	**2006A**	**2007A**	**2008A**	**2009A**	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2015E**
Revenue											
Membership Fees	$389.3	$412.2	$427.4	$436.8	$426.4	$423.7	$417.2	$425.5	$438.8	$458.2	$483.5
Associate Services Revenue	29.0	26.9	25.1	23.5	28.4	24.4	30.7	32.2	34.3	37.0	40.0
Other	5.2	5.0	4.5	4.2	3.7	3.6	3.7	3.6	3.7	3.9	4.2
Total Revenue	$423.4	$444.0	$457.1	$464.5	$458.5	$451.7	$451.6	$461.3	$476.9	$499.1	$527.7
Cost of Sales											
Membership Benefits	($137.2)	($145.8)	($148.8)	($150.3)	($145.1)	($142.0)	($139.8)	($142.5)	($147.0)	($153.5)	($162.0)
Commission Payments to Associates	(141.6)	(126.8)	(130.6)	(126.8)	(130.6)	(117.1)	(116.4)	(119.1)	(126.7)	(136.9)	(149.3)
Associate Services and Direct Marketing	(30.5)	(29.5)	(28.9)	(23.6)	(31.9)	(24.0)	(30.7)	(32.2)	(34.3)	(37.0)	(40.0)
Total Cost of Sales	($309.2)	($302.0)	($308.3)	($300.7)	($307.7)	($283.1)	($286.8)	($293.8)	($308.1)	($327.4)	($351.2)
Gross Profit	**$114.1**	**$142.0**	**$148.8**	**$163.8**	**$150.8**	**$168.7**	**$164.8**	**$167.4**	**$168.8**	**$171.7**	**$176.4**
Operating Expenses											
General and Administrative	($49.0)	($50.1)	($50.5)	($53.0)	($51.6)	($49.2)	($50.3)	($51.0)	($52.1)	($53.7)	($55.5)
Premium Taxes	(2.1)	(1.8)	(2.0)	(1.8)	(1.8)	(1.7)	(1.7)	(1.7)	(1.8)	(1.9)	(2.0)
Litigation Accrual	0.3	0.7	(0.0)	(0.9)	0.5	--	--	--	--	--	--
Total Operating Expense	($50.8)	($51.2)	($52.4)	($55.7)	($52.9)	($50.9)	($52.0)	($52.8)	($53.9)	($55.5)	($57.5)
EBITDA	**$63.4**	**$90.8**	**$96.4**	**$108.1**	**$97.9**	**$117.7**	**$112.8**	**$114.7**	**$114.9**	**$116.2**	**$118.9**
Depreciation and Amortization	(7.5)	(8.3)	(8.5)	(8.8)	(8.2)	(7.8)	(7.8)	(7.7)	(6.7)	(6.8)	(6.7)
EBIT	$55.9	$82.5	$87.9	$99.4	$89.7	$110.0	$105.0	$107.0	$108.2	$109.3	$112.2
Interest Income, Net	(1.2)	(2.8)	(3.3)	(2.0)	0.9	0.6	(2.8)	(5.5)	(3.2)	(1.0)	1.2
Pre-Tax Income	$54.7	$79.7	$84.5	$97.4	$90.7	$110.6	$102.2	$101.5	$105.0	$108.3	$113.4
Income Tax Expense	(18.9)	(27.9)	(33.3)	(37.2)	(35.5)	(43.0)	(40.6)	(40.3)	(41.3)	(42.6)	(44.8)
Net Income	$35.8	$51.8	$51.2	$60.2	$55.1	$67.6	$61.5	$61.2	$63.7	$65.7	$68.7
Average Common Shares Outstanding				11.5	10.5	9.8	7.9	6.2	5.9	5.6	5.3
Earnings Per Share				$5.23	$5.25	$6.90	$7.78	$9.92	$10.74	$11.67	$12.90

Project Tiger

Standalone Financial Model

$ in millions, except per share data

Balance Sheet	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
						Fiscal Year Ended December 31,					
Cash						$44.5	$48.2	$56.1	$52.8	$49.7	$46.6
Membership Income Receivable						6.0	5.9	6.0	6.2	6.5	6.8
Inventories						1.3	1.2	1.3	1.3	1.4	1.5
Income Taxes Receivable						--	--	--	--	--	--
Deferred Member And Associate Service Costs						18.0	23.0	24.1	25.8	27.7	30.0
Other Assets						6.0	6.0	6.0	6.0	6.0	6.0
Total Current Assets						$75.8	$84.4	$93.5	$92.1	$91.3	$90.9
Available For Sale Investments [1]						$28.6	$23.0	$23.4	$24.0	$24.9	$26.0
Investment Pledged						4.1	4.1	4.1	4.1	4.1	4.1
Property And Equipment, Net						44.5	42.3	40.3	39.2	37.9	36.8
Deferred Member And Associate Service Costs						2.0	2.6	2.7	2.9	3.1	3.4
Cash Value of Life Insurance Policies						9.1	9.9	10.9	12.0	13.1	14.4
Capitalized Transaction Fees						--	2.4	1.8	1.2	0.6	--
Other Assets (Excluding Life Insurance Policies)						1.4	1.4	1.4	1.4	1.4	1.4
Total Non-Current Assets						$89.7	$85.8	$84.6	$84.7	$85.2	$86.1
Total Assets						$165.5	$170.2	$178.1	$176.9	$176.5	$177.0
Membership Benefits						$11.6	$11.4	$11.6	$12.0	$12.5	$13.2
Deferred Revenue And Fees						28.5	28.5	29.1	30.1	31.5	33.3
Income Taxes Payable						--	--	--	--	--	--
Accounts Payable And Accrued Expenses						12.5	12.8	13.1	13.6	14.4	15.4
Total Current Liabilities						$52.6	$52.6	$53.8	$55.7	$58.4	$61.9
Total Debt						$19.0	$167.0	$124.5	$83.6	$42.6	$1.7
Total Capital Lease Obligations						0.9	0.8	0.8	0.8	0.8	0.8
Deferred Revenue And Fees						2.0	2.0	2.0	2.0	2.0	2.0
Deferred Tax Liability, Net [2]						0.6	0.0	(0.4)	(0.3)	(0.1)	0.0
Other Non-Current Liabilities (Excluding Deferred Compensation)						10.2	11.1	12.1	13.1	14.3	15.6
Total Non-Current Liabilities						$32.7	$181.0	$139.1	$99.3	$59.6	$20.1
Total Liabilities						$85.3	$233.7	$192.9	$155.0	$118.0	$81.9
Shareholders' Equity						80.2	(63.5)	(14.8)	21.9	58.4	95.1
Total Liabilities and Shareholders' Equity						$165.5	$170.2	$178.1	$176.9	$176.5	$177.0

Project Tiger

Standalone Financial Model

$ in millions, except per share data

	Fiscal Year Ended December 31,										
Cash Flow Statement	**2005A**	**2006A**	**2007A**	**2008A**	**2009A**	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2015E**
Net Income							$61.5	$61.2	$63.7	$65.7	$68.7
Plus: Depreciation							7.2	7.1	6.1	6.2	6.1
Plus: Amortization of Transaction Fees							0.6	0.6	0.6	0.6	0.6
Less: Change in Net Working Capital							(4.8)	(0.1)	0.0	0.4	0.8
Less: Capitalized Transaction Fees							(3.0)	--	--	--	--
Less: Change in Other Assets							(1.4)	(1.1)	(1.2)	(1.4)	(1.5)
Plus: Change in Other Liabilities							0.3	0.6	1.2	1.3	1.4
Cash Flow From Operations							$60.3	$68.2	$70.3	$72.8	$76.1
Additions to Property, Plant and Equipment							($5.0)	($5.0)	($5.0)	($5.0)	($5.0)
Sale / (Purchase) of Available for Sale Investments							5.6	(0.4)	(0.6)	(0.9)	(1.1)
Cash Flow From Investing							$0.6	($5.4)	($5.6)	($5.9)	($6.1)
Change in Debt							$148.0	($42.5)	($41.0)	($41.0)	($41.0)
Purchases Of Treasury Stock							(205.2)	(12.5)	(27.0)	(29.1)	(32.1)
Decrease in Capital Leases							(0.0)	(0.0)	(0.0)	(0.0)	(0.0)
Dividend Paid							--	--	--	--	--
Cash Flow From Financing							($57.2)	($55.0)	($68.0)	($70.1)	($73.0)
Net Change in Cash							$3.7	$7.9	($3.3)	($3.1)	($3.1)
Beginning Cash Balance							$44.5	$48.2	$56.1	$52.8	$49.7
Ending Cash Balance						$44.5	$48.2	$56.1	$52.8	$49.7	$46.6

Project Tiger

Standalone Financial Model

$ in millions, except per share data

Debt Schedule		Fiscal Year Ended December 31,										
		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2016E
Cash Available to Pay Down Debt												
Free Cash Flow								$60.9	$62.9	$64.7	$66.9	$69.9
Plus: Existing Cash								44.5	48.2	56.1	52.8	49.7
Less: Minimum Cash Balance								(15.0)	(15.0)	(15.0)	(15.0)	(15.0)
Plus: New Debt Drawdowns								200.0	--	--	--	--
Less: Mandatory Debt Paydowns (Including Cash Sweep)								(52.0)	(42.5)	(41.0)	(41.0)	(41.0)
Less: Decrease in Capital Leases								(0.0)	(0.0)	(0.0)	(0.0)	(0.0)
Less: Dividend Paid								--	--	--	--	--
Less: Stock Repurchases								(205.2)	(12.5)	(27.0)	(29.1)	(32.1)
Cash Available for Revolver / (Cash Needs)								$33.2	$41.1	$37.8	$34.7	$31.6
Wells Stock Revolver	Maximum											
Beginning Balance	$5.0							$--	$--	$--	$--	$--
Drawdown								--	--	--	--	--
Paydown								--	--	--	--	--
Refinancing								--	--	--	--	--
Ending Balance							$--	$--	$--	$--	$--	$--
Interest Expense	L + 1.50%							--	--	--	--	--
Wells Stock Term Loan												
Beginning Balance								$8.8	$--	$--	$--	$--
Drawdown								--	--	--	--	--
Paydown								(8.8)	--	--	--	--
Refinancing								--	--	--	--	--
Ending Balance							$8.8	$--	$--	$--	$--	$--
Interest Expense	L + 1.50%							(0.1)	--	--	--	--
Wells Equipment Loan												
Beginning Balance								$6.4	$5.5	$4.5	$3.6	$2.6
Drawdown								--	--	--	--	--
Paydown								(1.0)	(1.0)	(1.0)	(1.0)	(1.0)
Refinancing								--	--	--	--	--
Ending Balance							$6.4	$5.5	$4.5	$3.6	$2.6	$1.7
Interest Expense	L + 0.89%							(0.1)	(0.1)	(0.1)	(0.1)	(0.1)

Project Tiger

Standalone Financial Model

$ in millions, except per share data

BOK Building Loan							
Beginning Balance			$3.8	$1.5	($0.0)	($0.0)	($0.0)
Drawdown			--	--	--	--	--
Paydown			(2.3)	(1.5)	--	--	--
Refinancing			--	--	--	--	--
Ending Balance		$3.8	$1.5	($0.0)	($0.0)	($0.0)	($0.0)
Interest Expense	L + 1.50%		(0.1)	(0.0)	0.0	0.0	0.0
New Wells Stock Term Loan							
Beginning Balance			$--	$160.0	$120.0	$80.0	$40.0
Drawdown			200.0	--	--	--	--
Mandatory Paydown			(40.0)	(40.0)	(40.0)	(40.0)	(40.0)
Additional Paydown			--	--	--	--	--
Ending Balance		$--	$160.0	$120.0	$80.0	$40.0	$--
Interest Expense	L + 3.25%		(4.0)	(7.0)	(5.0)	(3.0)	(1.0)
New Wells 2nd Lien							
Beginning Balance			$--	$--	$--	$--	$--
Drawdown			--	--	--	--	--
Mandatory Paydown			--	--	--	--	--
Additional Paydown			--	--	--	--	--
Ending Balance		$--	$--	$--	$--	$--	$--
Interest Expense	L + 3.25%		--	--	--	--	--
Total Interest Expense			($4.2)	($7.1)	($5.1)	($3.1)	($1.1)
Total Interest Income	L + 1.00%		0.7	0.8	1.0	1.1	1.2
Income on Investment Securities	L + 2.00%		0.7	0.7	0.8	0.9	1.0
Interest Income, Net			($2.8)	($5.5)	($3.2)	($1.0)	$1.2

Project Tiger

Standalone Financial Model

$ in millions, except per share data

Debt Covenants and Excess Cash		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
								Fiscal Year Ended December 31,				
EBITDA												
EBITDA (> $80.0mm)	$80.0							$112.8	$114.7	$114.9	$116.2	$118.9
Covenant Satisfied?								Yes	Yes	Yes	Yes	Yes
Fixed Charge Ratio												
Mandatory Principal Payments								$52.0	$42.5	$41.0	$41.0	$41.0
Interest Expense								4.2	7.1	5.1	3.1	1.1
Total Fixed Charges								$56.2	$49.6	$46.0	$44.0	$42.0
EBITDA								$112.8	$114.7	$114.9	$116.2	$118.9
Less: Federal Cash Taxes Paid								(35.2)	(35.1)	(36.8)	(38.0)	(39.9)
Less: Capital Expenditures								(5.0)	(5.0)	(5.0)	(5.0)	(5.0)
Adjusted EBITDA								$72.6	$74.6	$73.1	$73.1	$74.1
Fixed Charge Ratio (> 1.10x)	1.10x							1.29x	1.50x	1.59x	1.66x	1.76x
Covenant Satisfied?								Yes	Yes	Yes	Yes	Yes
Leverage Ratio												
Total Debt								$167.0	$124.5	$83.6	$42.6	$1.7
Total Capital Leases								0.8	0.8	0.8	0.8	0.8
Total Adjusted Indebtedness								$167.9	$125.4	$84.4	$43.4	$2.4
EBITDA								112.8	114.7	114.9	116.2	118.9
Leverage Ratio (< 1.75x)	1.75x							1.49x	1.09x	0.73x	0.37x	0.02x
Covenant Satisfied?								Yes	Yes	Yes	Yes	Yes
Excess Cash Flow												
EBITDA								$112.8	$114.7	$114.9	$116.2	$118.9
Less: Cash Interest Expense								(4.2)	(7.1)	(5.1)	(3.1)	(1.1)
Less: Federal Cash Taxes Paid								(35.2)	(35.1)	(36.8)	(38.0)	(39.9)
Less: Mandatory Principal Payments								(52.0)	(42.5)	(41.0)	(41.0)	(41.0)
Less: Capital Expenditures								(5.0)	(5.0)	(5.0)	(5.0)	(5.0)
Less: Dividend Paid								--	--	--	--	--
Excess Cash Flow								$16.4	$25.0	$27.0	$29.1	$32.1
Cash Sweep to Reduce Leverage to 1.75x								--	--	--	--	--
Excess Cash Flow Available for Stock Repurchases								$16.4	$25.0	$27.0	$29.1	$32.1
Excess Cash Flow Repurchase Rate	50.0%	1.00x						50.0%	50.0%	100.0%	100.0%	100.0%
Stock Repurchases From Excess Cash Flow								$8.2	$12.5	$27.0	$29.1	$32.1
Total Adjusted Indebtedness Before Cash Sweep								$167.9	$125.4	$84.4	$43.4	$2.4
Leverage Ratio Before Cash Sweep								1.49x	1.09x	0.73x	0.37x	0.02x
Minimum Qualified Cash												
Qualified Cash								$48.2	$56.1	$52.8	$49.7	$46.6
Plus: Unused Revolver								5.0	5.0	5.0	5.0	5.0
Total Liquidity								$53.2	$61.1	$57.8	$54.7	$51.6
Less: Minimum Cash								(15.0)	(15.0)	(15.0)	(15.0)	(15.0)
Cash Available for Stock or Dividends								$38.2	$46.1	$42.8	$39.7	$36.6

Project Tiger

Standalone Financial Model

$ in millions, except per share data

Shares Outstanding and Dividend Schedule	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
						Fiscal Year Ended December 31,					
Beginning Shares Outstanding						10.1	9.6	6.3	6.1	5.8	5.5
Shares Repurchased						(0.5)	(3.3)	(0.2)	(0.3)	(0.3)	(0.3)
Shares Issued						--	--	--	--	--	--
Ending Shares Outstanding					10.1	9.6	6.3	6.1	5.8	5.5	5.2
Average Shares Outstanding						9.8	7.9	6.2	5.9	5.6	5.3
Dividend Per Share						$--	$--	$--	$--	$--	$--
Total Dividend Paid						$--	$--	$--	$--	$--	$--
Prior Year's Earnings Per Share						$5.25	$6.90	$7.78	$9.92	$10.74	$11.67
Price / Earnings Multiple						9.1x	9.5x	9.5x	9.5x	9.5x	9.5x
Implied Share Price						$47.96	$65.51	$73.94	$94.27	$102.06	$110.85

Deferred Taxes	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
						Fiscal Year Ended December 31,					
Book Depreciation		$8.3	$8.5	$8.8	$8.2	$7.8	$7.2	$7.1	$6.1	$6.2	$6.1
Tax Depreciation		9.0	9.1	11.1	10.0	5.2	5.7	6.1	6.3	6.6	6.5
Change in Net Deferred Tax Liability From Depreciation		$0.3	$0.2	$0.9	$0.7	($1.0)	($0.6)	($0.4)	$0.1	$0.1	$0.2
Other Change in Net Deferred Tax Liability		0.5	(0.8)	(0.5)	(1.2)	1.6	--	--	--	--	--
Total Change in Net Deferred Tax Liability		$0.8	($0.6)	$0.4	($0.5)	$0.6	($0.6)	($0.4)	$0.1	$0.1	$0.2
Statutory Income Tax Expense							($40.1)	($39.9)	($41.4)	($42.8)	($44.9)
Plus: Change in Net Deferred Tax Liability							(0.6)	(0.4)	0.1	0.1	0.2
Income Tax Expense							($40.6)	($40.3)	($41.3)	($42.6)	($44.8)

Regulatory Capital Requirements	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
						Fiscal Year Ended December 31,					
Fixed Capital Requirement											
Tiger Florida Requirement						$3.0	$3.0	$3.0	$3.0	$3.0	$3.0
Tiger Virginia Requirement						2.0	2.0	2.0	2.0	2.0	2.0
Total Fixed Capital Requirement						$5.0	$5.0	$5.0	$5.0	$5.0	$5.0
Tiger Casualty Requirement											
New Premiums Written at Casualty					$57.5	$56.5	$55.9	$57.0	$58.8	$61.4	$64.8
Regulatory Surplus Requirement						3 to 1	3 to 1	3 to 1	3 to 1	3 to 1	3 to 1
Required Regulatory Net Worth						$18.8	$18.6	$19.0	$19.6	$20.5	$21.6
Plus: Regulatory Liabilities					3.5	3.5	3.5	3.5	3.5	3.5	3.5
Total Casualty Capital Requirement						$22.3	$22.1	$22.5	$23.1	$24.0	$25.1
Beginning Total Investments						$27.7	$32.7	$27.1	$27.5	$28.1	$29.0
Less: Total Regulatory Capital Requirement						(27.3)	(27.1)	(27.5)	(28.1)	(29.0)	(30.1)
Regulatory Capital Surplus / (Deficiency)						$0.4	$5.6	($0.4)	($0.6)	($0.9)	($1.1)
Purchase / (Sale) of Available for Sale Investments						5.0	(5.6)	0.4	0.6	0.9	1.1
Ending Total Investments					$27.7	$32.7	$27.1	$27.5	$28.1	$29.0	$30.1

Project Tiger

Standalone Financial Model

$ in millions, except per share data

	Fiscal Year Ended December 31,										
Key Statistics	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
Growth Rates											
Membership Fees		5.9%	3.7%	2.2%	(2.4%)	(0.6%)	(1.5%)	2.0%	3.1%	4.4%	5.5%
Associate Services Revenue		(7.3%)	(6.5%)	(6.3%)	20.5%	(13.8%)	25.6%	4.8%	6.8%	7.7%	8.1%
Other		(3.8%)	(8.4%)	(8.2%)	(11.5%)	(3.5%)	4.4%	(3.1%)	2.3%	5.2%	7.3%
Total Revenues		4.9%	2.9%	1.6%	(1.3%)	(1.5%)	(0.0%)	2.1%	3.4%	4.7%	5.7%
Margins											
Membership Benefits (% of Membership Fees)		35.4%	34.8%	34.4%	34.0%	33.5%	33.5%	33.5%	33.5%	33.5%	33.5%
Commission Payments to Associates (% of Membership Fees)		30.8%	30.6%	29.0%	30.6%	27.6%	27.9%	28.0%	28.9%	29.9%	30.9%
Associate Services and Direct Marketing (% of Revenue)		6.6%	6.3%	5.1%	7.0%	5.3%	6.8%	7.0%	7.2%	7.4%	7.6%
Total Cost of Sales (% of Total Revenue)		68.0%	67.4%	64.7%	67.1%	62.7%	63.5%	63.7%	64.6%	65.6%	66.6%
Gross Profit		**32.0%**	**32.6%**	**35.3%**	**32.9%**	**37.3%**	**36.6%**	**36.3%**	**35.4%**	**34.4%**	**33.4%**
General and Administrative		11.3%	11.0%	11.4%	11.3%	10.9%	11.1%	11.1%	10.9%	10.7%	10.5%
Premium Taxes (% of Membership Fees)		0.4%	0.5%	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%
Litigation Accrual		(0.2%)	0.0%	0.2%	(0.1%)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Operating Expense		11.5%	11.5%	12.0%	11.5%	11.3%	11.5%	11.4%	11.3%	11.1%	10.9%
EBITDA		**20.4%**	**21.1%**	**23.3%**	**21.4%**	**26.1%**	**26.0%**	**24.8%**	**24.1%**	**23.3%**	**22.6%**
Memberships and Associates											
Beginning Memberships		1,542,789	1,538,740	1,575,802	1,559,154	1,547,585	1,472,735	1,476,310	1,492,367	1,528,815	1,584,318
New Memberships		612,726	612,096	552,327	568,095	509,598	503,148	515,168	547,820	591,969	645,454
Cancelled Memberships		(616,775)	(575,034)	(568,975)	(579,664)	(584,448)	(499,573)	(499,110)	(511,372)	(536,466)	(571,767)
Total Ending Memberships		1,538,740	1,575,802	1,559,154	1,547,585	1,472,735	1,476,310	1,492,367	1,528,815	1,584,318	1,658,006

(1) Available for Sale Investments includes both current and long-term investments.

(2) Deferred Tax Liability, Net is net of deferred tax assets.

Project Tiger

Standalone Financial Model Gross Profit Buildup

$ in millions, except per share data

Membership Production		Fiscal Year Ended December 31,											
		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E	2016E
Membership Year	Retention Rate												
1	50.7%					363,938	362,854	358,261	366,820	390,070	421,505	459,589
2	67.8%					203,476	174,708	183,967	181,638	185,978	197,765	213,703
3	76.0%					161,787	130,623	118,452	124,730	123,151	126,093	134,085
4	81.2%					121,208	116,422	99,273	90,023	94,794	93,595	95,831
5	85.3%					109,963	93,189	94,534	80,610	73,099	76,973	75,999
6	87.4%					87,409	88,812	79,490	80,638	68,760	62,353	65,658
7	89.5%					83,847	72,334	77,622	69,474	70,477	60,097	54,497
8	90.0%					80,636	71,054	64,739	69,471	62,180	63,077	53,786
9	91.0%					72,140	68,714	63,948	58,265	62,524	55,962	56,770
10	92.0%					65,078	62,158	62,530	58,193	53,021	56,897	50,925
11	93.0%					53,715	56,689	57,185	57,528	53,538	48,780	52,345
12	93.0%					41,878	47,299	52,721	53,182	53,501	49,790	45,365
13	93.0%					26,193	36,876	43,988	49,030	49,459	49,756	46,305
14	93.0%					17,257	23,065	34,295	40,909	45,598	45,997	46,273
15	93.0%					9,725	15,196	21,450	31,894	38,046	42,406	42,777
16	92.0%					4,130	8,563	14,132	19,949	29,662	35,382	39,438
17	93.0%					3,158	3,598	7,878	13,002	18,353	27,289	32,552
18	93.0%					1,047	2,781	3,346	7,327	12,091	17,068	25,378
19	96.0%					626	922	2,586	3,112	6,814	11,245	15,873
20+						40,374	36,879	35,911	36,573	37,700	42,288	50,857
Total Memberships						1,547,585	1,472,735	1,476,310	1,492,367	1,528,815	1,584,318	1,658,006
Beginning Memberships							1,547,585	1,472,735	1,476,310	1,492,367	1,528,815	1,584,318
New Memberships					552,327	568,095	509,598	503,148	515,168	547,820	591,969	645,454
Cancelled Memberships							(584,448)	(499,573)	(499,110)	(511,372)	(536,466)	(571,767)
Total Ending Memberships						1,547,585	1,472,735	1,476,310	1,492,367	1,528,815	1,584,318	1,658,006
Average Memberships							1,510,160	1,474,522	1,484,339	1,510,591	1,556,567	1,621,162
Average Existing Memberships							1,328,733	1,295,392	1,300,929	1,315,557	1,345,814	1,391,367
Average Existing Annual Membership Fee							$296.6	$301.1	$305.6	$310.2	$314.8	$319.6
Average Existing Premium in Force							$394.2	$390.0	$397.6	$408.1	$423.7	$444.6
Average New Memberships, Net							181,427	179,131	183,410	195,035	210,753	229,794
Average Annual New Premium Written							$333.3	$333.3	$333.3	$333.3	$333.3	$333.3
Average New Premium in Force							$60.5	$59.7	$61.1	$65.0	$70.2	$76.6
Total Premium in Force							$454.6	$449.7	$458.7	$473.1	$494.0	$521.2
Fees Collected as a % of Premium in Force							93.2%	92.8%	92.8%	92.8%	92.8%	92.8%
Total Membership Fees							$423.7	$417.2	$425.5	$438.8	$458.2	$483.5
Weighted Average Membership Fee							$301.0	$305.0	$309.0	$313.2	$317.3	$321.5

Commissions		Fiscal Year Ended December 31,											
		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E	2016E
Average Fee Per New Membership							$333.3	$333.3	$333.3	$333.3	$333.3	$333.3
Net Commission as % of New Membership Fees	69.4%						69.4%	69.4%	69.4%	69.4%	69.4%	69.4%
Net Commission Payments to Associates							($117.9)	($116.4)	($119.1)	($126.7)	($136.9)	($149.3)

Project Tiger

Standalone Financial Model Gross Profit Buildup

$ in millions, except per share data

Associates Recruitment		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
						Fiscal Year Ended December 31,						
Recruitment Year	Retention Rate											
Stub	90.0%											
1	52.1%					164,503	131,896	98,960	108,856	119,741	131,715	144,887
2	67.4%					48,182	85,746	68,750	51,582	56,740	62,414	68,656
3	81.4%					39,590	32,498	57,835	46,371	34,791	38,271	42,098
4	85.1%					33,089	32,225	26,452	47,076	37,744	28,319	31,151
5	88.6%					40,054	28,144	27,409	22,499	40,040	32,104	24,087
6	88.8%					19,053	35,507	24,949	24,297	19,945	35,495	28,459
7	90.4%					18,383	16,919	31,530	22,154	21,576	17,711	31,519
8	92.9%					20,468	16,615	15,291	28,497	20,023	19,500	16,007
9	93.8%					16,908	19,008	15,429	14,200	26,463	18,595	18,109
10	93.9%					15,077	15,851	17,820	14,465	13,313	24,810	17,433
11	95.2%					13,828	14,153	14,880	16,727	13,578	12,497	23,289
12	96.6%					12,983	13,159	13,468	14,160	15,918	12,921	11,892
13	95.3%					7,156	12,548	12,718	13,017	13,685	15,385	12,488
14	93.7%					6,943	6,820	11,959	12,121	12,405	13,042	14,662
15	94.2%					4,373	6,506	6,391	11,206	11,358	11,624	12,221
16	92.4%					1,446	4,118	6,127	6,018	10,553	10,696	10,947
17	92.7%					959	1,336	3,806	5,662	5,562	9,752	9,884
18	86.8%					139	889	1,239	3,530	5,251	5,158	9,044
19	95.0%					62	121	772	1,076	3,064	4,559	4,478
20	95.0%					55	59	115	734	1,022	2,912	4,332
21+	95.0%					13,957	13,313	12,706	12,181	12,271	12,631	14,768
Total Associates						477,208	487,431	468,604	476,428	495,046	520,110	550,411
Beginning Associates							477,208	487,431	468,604	476,428	495,046	520,110
New Associates						186,054	146,611	110,000	121,000	133,100	146,410	161,051
Cancelled Associates							(136,388)	(128,827)	(113,176)	(114,482)	(121,346)	(130,750)
Total Ending Associates						477,208	487,431	468,604	476,428	495,046	520,110	550,411
New Associates Recruited							146,611	110,000	121,000	133,100	146,410	161,051
Up-Front Fee Per New Associate							$67.3	$149.0	$149.0	$149.0	$149.0	$149.0
New Associate Revenue							$9.9	$16.4	$18.0	$19.8	$21.8	$24.0

New Membership Production	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
					Fiscal Year Ended December 31,						
Average Existing Associates						416,371	428,538	418,088	425,866	441,720	462,817
Production Per Existing Associate					1.08	0.95	0.95	0.95	0.95	0.95	0.95
Existing Associates Production						393,657	405,159	395,280	402,633	417,623	437,568
New Associates Recruited						146,611	110,000	121,000	133,100	146,410	161,051
Production Per New Associate					0.92	0.79	0.89	0.99	1.09	1.19	1.29
New Associates Production						115,941	97,989	119,888	145,187	174,346	207,886
Total New Memberships Produced						509,598	503,148	515,168	547,820	591,969	645,454

Project Tiger

Standalone Financial Model Gross Profit Buildup

$ in millions, except per share data

	Fiscal Year Ended December 31,										
eService	**2005A**	**2006A**	**2007A**	**2008A**	**2009A**	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2015E**
eService Bank Draft Subscribers						16,180	19,053	18,833	19,360	20,231	21,334
eService Credit Card Subscribers						36,222	38,682	38,237	39,307	41,075	43,315
Other						6,469	--	--	--	--	--
Total eService Subscribers						58,872	57,735	57,071	58,667	61,305	64,649
Bank Draft Subscriber Fees						$3.9	$4.6	$4.5	$4.6	$4.8	$5.1
Credit Card Subscriber Fees						9.1	9.7	9.6	9.9	10.3	10.9
Other eService Subscriber Fees						1.6	--	--	--	--	--
Total eService Subscriber Fees						$14.6	$14.3	$14.1	$14.5	$15.2	$16.0

	Fiscal Year Ended December 31,										
Other Revenue	**2005A**	**2006A**	**2007A**	**2008A**	**2009A**	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2015E**
Deferred Enrollment Fees (3 Year Amortization)						$3.5	$3.4	$3.3	$3.4	$3.6	$3.9
Agency Revenue						0.1	0.1	0.1	0.1	0.1	0.1
Ada Travel Revenue						0.1	0.1	0.1	0.1	0.1	0.1
Other Revenue						0.1	0.1	0.1	0.1	0.1	0.1
Total Other Revenue						$3.8	$3.7	$3.6	$3.7	$3.9	$4.2

Project Tiger

Standalone Financial Model Drivers

$ in millions, except per share data

		Fiscal Year Ended December 31,										
Number of Members		**2005A**	**2006A**	**2007A**	**2008A**	**2009A**	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2015E**
					2010 Membership Adjustments							
Membership Retention Rate					2010 Calculated	Adj.	2010 Adjusted					
1	50.7%				362,854	--	362,854					
2	67.8%				184,517	(9,809)	174,708					
3	76.0%				137,957	(7,334)	130,623					
4	81.2%				122,958	(6,536)	116,422					
5	85.3%				98,421	(5,232)	93,189					
6	87.4%				93,798	(4,986)	88,812					
7	89.5%				76,395	(4,061)	72,334					
8	90.0%				75,043	(3,989)	71,054					
9	91.0%				72,572	(3,858)	68,714					
10	92.0%				65,647	(3,490)	62,158					
11	93.0%				59,872	(3,183)	56,689					
12	93.0%				49,955	(2,656)	47,299					
13	93.0%				38,947	(2,070)	36,876					
14	93.0%				24,359	(1,295)	23,065					
15	93.0%				16,049	(853)	15,196					
16	92.0%				9,044	(481)	8,563					
17	93.0%				3,800	(202)	3,598					
18	93.0%				2,937	(156)	2,781					
19	95.0%				974	(52)	922					
20+	95.0%				38,950	(2,071)	36,879					
					Total		1,472,735					

Project Tiger

Standalone Financial Model Drivers

$ in millions, except per share data

						Fiscal Year Ended December 31,					
Number of Associates	**2005A**	**2006A**	**2007A**	**2008A**	**2009A**	**2010E**	**2011E**	**2012E**	**2013E**	**2014E**	**2015E**
New Associates Recruited: Base Case	1					146,611	110,000	121,000	133,100	146,410	161,051
Base Case						146,611	110,000	121,000	133,100	146,410	161,051
Upside Case						146,611	110,000	121,000	133,100	146,410	161,051
Downside Case						146,611	--	--	--	--	--
New Associates Recruited Growth Rate (%): Base Case	1						(25.0%)	10.0%	10.0%	10.0%	10.0%
Base Case	10.0%						(25.0%)	10.0%	10.0%	10.0%	10.0%
Upside Case	10.0%						(25.0%)	10.0%	10.0%	10.0%	10.0%
Downside Case	--%						(100.0%)	--%	--%	--%	--%
New Associate Productivity					0.92	0.79	0.89	0.99	1.09	1.19	1.29
New Associate Productivity Growth: Base Case	1					--	0.10	0.10	0.10	0.10	0.10
Base Case						--	0.10	0.10	0.10	0.10	0.10
Upside Case						--	0.10	0.10	0.10	0.10	0.10
Downside Case						--	--	--	--	--	--
Existing Associate Productivity: Base Case	1				1.08	0.95	0.95	0.95	0.95	0.95	0.95
Base Case							0.95	0.95	0.95	0.95	0.95
Upside Case							0.95	0.95	0.95	0.95	0.95
Downside Case							--	--	--	--	--

Associates Retention Rate	
Stub	90.0%
1	52.1%
2	67.4%
3	81.4%
4	85.1%
5	88.6%
6	88.8%
7	90.4%
8	92.9%
9	93.8%
10	93.9%
11	95.2%
12	96.6%
13	96.3%
14	93.7%
15	94.2%
16	92.4%
17	92.7%
18	86.8%
19	95.0%
20	95.0%
20+	95.0%

Project Tiger

Standalone Financial Model Drivers

$ in millions, except per share data

Income Statement Drivers	Input	Input	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
								Fiscal Year Ended December 31,					
Revenue													
Average Annual Existing Membership Fee								$296.6	$301.1	$305.6	$310.2	$314.8	$319.6
Average Annual Existing Membership Fee Growth Rate (%)									1.5%	1.5%	1.5%	1.5%	1.5%
Average Annual New Membership Fee								333.3	333.3	333.3	333.3	333.3	333.3
Average Annual New Membership Fee Growth								--	--	--	--	--	--
Fees Collected as a % of Premium In Force			0.0%	92.3%	92.9%	93.1%	92.2%	93.2%	92.8%	92.8%	92.8%	92.8%	92.8%
Up-Front Fee Per New Associate		$149.0							$149.0	$149.0	$149.0	$149.0	$149.0
Deferred New Member Enrollment Fee	$10.00	3 Years			10.0	10.0	10.0	10.0	10.0	10.0	10.0	10.0	10.0
% of New Membership Fees Deferred		65.0%						65.0%	65.0%	65.0%	65.0%	65.0%	65.0%
Total eService Subscribers							66,257	58,872	56,598	57,543	59,792	62,819	66,479
Total eService Subscribers as % of Total Associates							13.9%	12.1%	12.1%	12.1%	12.1%	12.1%	12.1%
% Bank Draft Users								27.8%	33.0%	33.0%	33.0%	33.0%	33.0%
% Credit Card Users								62.2%	67.0%	67.0%	67.0%	67.0%	67.0%
Monthly Bank Draft Fee Per Subscriber								$19.95	$19.95	$19.95	$19.95	$19.95	$19.95
Monthly Credit Card Fee Per Subscriber								20.95	20.95	20.95	20.95	20.95	20.95
Monthly Other Fee Per Subscriber								20.45	20.45	20.45	20.45	20.45	20.45
Agency Revenue								$0.10	$0.10	$0.10	$0.10	$0.10	$0.10
Ada Travel Revenue								0.10	0.10	0.10	0.10	0.10	0.10
Other Revenue								0.10	0.10	0.10	0.10	0.10	0.10
Costs													
Provider Fee / Membership Fee		33.5%							33.5%	33.5%	33.5%	33.5%	33.5%
Net Commission as % of New Membership Fees		69.4%						69.4%	69.4%	69.4%	69.4%	69.4%	69.4%
Premium Taxes as % of Membership Fees		0.41%							0.41%	0.41%	0.41%	0.41%	0.41%
Statutory Federal Income Tax Rate		35.0%						35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Statutory Total Income Tax Rate			39.0%	39.0%	39.0%	39.0%	39.0%	39.1%	39.2%	39.3%	39.4%	39.5%	39.6%
Statutory Income Tax Rate Growth		0.1%							0.1%	0.1%	0.1%	0.1%	0.1%

Balance Sheet Drivers	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
						Fiscal Year Ended December 31,					
Days Outstanding											
Membership Income Receivable	5.1	4.9	5.0	5.5	5.4	5.2	5.2	5.2	5.2	5.2	5.2
Deferred Member And Associate Service Costs Asset	194.3	196.5	208.7	243.6	183.8	273.7	273.7	273.7	273.7	273.7	273.7
Membership Benefits	10.9	10.6	10.4	10.0	10.3	10.0	10.0	10.0	10.0	10.0	10.0
Deferred Revenue And Fees	22.7	21.4	21.8	20.9	22.6	23.0	23.0	23.0	23.0	23.0	23.0
Accounts Payable And Accrued Expenses	19.4	14.2	16.2	16.8	19.6	13.8	13.8	13.8	13.8	13.8	13.8
Deferred Member And Associate Service Costs Liability	36.0	32.6	30.1	31.0	23.6	31.0	31.0	31.0	31.0	31.0	31.0
Other Balance Sheet Drivers											
Inventories (Per Thousand Associates)	$3.67	$3.01	$3.42	$3.02	$2.65	$2.67	$2.67	$2.67	$2.67	$2.67	$2.67
Income Taxes Receivable	--	0.7	2.3	0.7	1.3	--	--	--	--	--	--
Income Taxes Payable	4.6	--	5.6	--	--	--	--	--	--	--	--
Other Assets	5.2	6.4	6.8	6.2	6.1	6.0	6.0	6.0	6.0	6.0	6.0
Investment Pledged	4.3	4.1	4.3	4.0	4.2	4.1	4.1	4.1	4.1	4.1	4.1
Other Assets (Excluding Life Insurance Policies)	1.5	1.6	1.3	1.1	1.5	1.4	1.4	1.4	1.4	1.4	1.4
Cash Value of Life Insurance Policies	3.7	4.7	5.7	6.5	8.3	9.1	9.9	10.9	12.0	13.1	14.4
Cash Value of Life Insurance Policies Growth Rate (%)		27.0%	21.3%	14.7%	26.4%	9.7%	9.7%	9.7%	9.7%	9.7%	9.7%
Deferred Revenue And Fees	3.0	2.6	2.4	2.0	2.1	2.0	2.0	2.0	2.0	2.0	2.0
Other Non-Current Liabilities	3.9	5.2	6.5	7.9	9.2	10.2	11.1	12.1	13.1	14.3	15.6
Change In Other Non-Current Liabilities ($)		1.3	1.3	1.4	1.3	1.0	0.9	1.0	1.1	1.2	1.3

Project Tiger

Standalone Financial Model Drivers

$ in millions, except per share data

Cash Flow Statement Drivers		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
		Fiscal Year Ended December 31,										
Mandatory Purchase of Treasury Stock								($197.0)	$--	$--	$--	$--
Amortization of Capital Leases								(0.0)	(0.0)	(0.0)	(0.0)	(0.0)
Dividend Per Share	$--							$--	$--	$--	$--	$--

Debt Schedule Drivers	Interest Rate		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
			Fiscal Year Ended December 31,										
Minimum Cash Balance		$15.0						$15.0	$15.0	$15.0	$15.0	$15.0	$15.0
Amortization Schedule	Interest Rate												
Wells Stock Revolver	L + 1.50%								$--	$--	$--	$--	$--
Wells Stock Term Loan	L + 1.50%								(8.8)	--	--	--	--
Wells Equipment Loan	L + 0.89%								(1.0)	(1.0)	(1.0)	(1.0)	(1.0)
BOK Building Loan	L + 1.50%								(2.3)	(1.5)	--	--	--
Total Amortization									($12.0)	($2.5)	($1.0)	($1.0)	($1.0)

Refinancing Assumptions	Interest Rate	Floor	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
			Fiscal Year Ended December 31,										
Transaction Fees as % of Total		1.5%											
Refinancing Year		2011											
Capitalized Transaction Fees									$3.0	$--	$--	$--	$--
Amortization Schedule	Interest Rate	Floor											
New Wells Stock Term	L + 3.25%	1.75%							(40.0)	(40.0)	(40.0)	(40.0)	(40.0)
New Wells 2nd Lien	L + 3.25%	1.75%							--	--	--	--	--
Transaction Fees	5 Years								(0.6)	(0.6)	(0.6)	(0.6)	(0.6)

Sources	
New Wells Stock Term	$200.0
New Wells 2nd Lien	--
Total Sources	$200.0

Uses		Refinance? (1=Yes, 0=No)
Repayment of Wells Stock Revolver	$--	1
Repayment of Wells Stock Term Loan	--	--
Repayment of Wells Equipment Loan	--	--
Repayment of BOK Building Loan	--	--
Common Stock Tender Offer	197.0	
Fees and Expenses	3.0	
Total Uses	$200.0	

Project Tiger

Standalone Financial Model Drivers

$ in millions, except per share data

Regulatory Drivers		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
							Fiscal Year Ended December 31,					
Tiger Florida Requirement	$3.0						$3.0	$3.0	$3.0	$3.0	$3.0	$3.0
Tiger Virginia Requirement	$2.0						2.0	2.0	2.0	2.0	2.0	2.0
Tiger Casualty												
Casualty Premiums Written as % of Total						12.4%	12.4%	12.4%	12.4%	12.4%	12.4%	12.4%
Casualty Surplus Requirement	3 to 1						3 to 1	3 to 1	3 to 1	3 to 1	3 to 1	3 to 1
Casualty Regulatory Liabilities						$3.5	$3.5	$3.5	$3.5	$3.5	$3.5	$3.5

Other Drivers	2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
						Fiscal Year Ended December 31,					
Inflation Rate							3.00%	3.00%	3.00%	3.00%	3.00%
LIBOR							0.42%	0.62%	0.89%	1.21%	1.54%
Price / Earnings Multiple							9.5x	9.5x	9.5x	9.5x	9.5x
Treasury Repurchases Discount to Market							5.0%	5.0%	5.0%	5.0%	5.0%

Case Drivers		2005A	2006A	2007A	2008A	2009A	2010E	2011E	2012E	2013E	2014E	2015E
							Fiscal Year Ended December 31,					
Current Case: Base	1											
1 Base												
2 Upside												
3 Downside												

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C. Berenson & Company Overview

Berenson & Company Overview

Berenson & Company is an independent investment banking firm that provides high quality financial advice and service to a broad range of public and private corporations, financial institutions, equity sponsors and entrepreneurs

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- Berenson & Company's investment banking capabilities include:
  - Traditional mergers and acquisitions advisory
  - Private financings of debt and equity
  - Leveraged buyouts
  - Board advisory services
  - Financial restructuring and recapitalizations
  - Financing advisory
  - Divestitures and exclusive sales
- Berenson & Company's business philosophy is characterized by:
  - Objective, client-focused approach
  - High degree of senior level attention
  - Creative problem solving
  - Experienced negotiating and execution capabilities
  - Focused approach to structurally complex transactions
  - No institutional issues or conflicts of interest
  - Developing long-term relationships

Berenson & Company Overview (Continued)

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- Founded in 1990, Berenson & Company has a team of 20+ professionals based in New York
- Extensive deal experience having completed 125+ transactions, representing $25+ billion in value
- Primary focus on "middle-market":
  - Transactions from $100 million to $2 billion
  - Private and public companies
- Generalist firm with a value orientation. There are however, a number of industries where the firm has dedicated senior professionals and / or has developed specific areas of expertise / focus:
  - Aerospace & Defense
  - General Industrial
  - Power / Energy
  - Asset Management
  - Media / Telecom
  - Specialty Finance
- Deep relationships in the financial sponsor community, having advised private equity firms / hedge funds (and their portfolio companies) in a variety of transactions across industries

Selected Transactions

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$1.3B Buy-Side Advisory

UIL
UIL HOLDINGS

Has acquired three gas utilities for $1.3 billion from

Iberdrola USA

The undersigned acted as financial advisor to UIL Holdings Corporation in connection with this acquisition.

Pending

Berenson &company

$110MM Fairness Opinion

TERPHANE

Substantially all of the assets of Terphane Holding Corporation have been acquired by entities controlled by Vision Capital Partners VII, L.P.

The undersigned rendered a fairness opinion to the Sole Independent Director of the Board of Directors of Terphane Holding Corporation in connection with the transaction.

September 2010

Berenson &company

$525MM Financing Advisory

UIL
UIL HOLDINGS

Has raised $525 million of common equity in connection with the acquisition of three gas utilities from Iberdrola USA

The undersigned acted as financial advisor to UIL Holdings Corporation in connection with this financing.

September 2010

Berenson &company

Financing / Restructuring Advisory

PostRock

has raised $60 million of preferred equity and completed the financial restructuring of $318 million of credit obligations

The undersigned acted as financial advisor to PostRock Energy Corporation.

September 2010

Berenson &company

Restructuring Advisory

PLY GEM

$360 million Senior Subordinated Notes

The undersigned acted as financial advisor to Ply Gem Prime Holdings, Inc. in connection with this restructuring.

January 2010

Berenson &company

Restructuring Advisory

QUEST

Quest Resource Corporation
Quest Energy Partners, L.P.
Quest Midstream Partners, L.P.

Restructuring and strategic advisory

The undersigned acted as financial advisor to Quest Resource Corporation, Quest Energy Partners L.P. and Quest Midstream Partners L.P.

December 2009

Berenson &company

$35MM Buy-Side Advisory

DELPHI MIDSTREAM PARTNERS
an affiliate of American Securities

has acquired the Barnett Shale gathering assets and development rights in the Marcellus Shale from

Carrizo Oil & Gas, Inc.

The undersigned acted as financial advisor to Delphi Midstream Partners, LLC in connection with this transaction.

October 2009

Berenson &company

Restructuring Advisory

BIOFUEL ENERGY

has completed a $210 million financial restructuring

The undersigned acted as financial advisor to BioFuel Energy Corp. in connection with this restructuring.

October 2009

Berenson &company

Berenson
&company

Selected Transactions (Continued)

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$5.8B Strategic Advisory

Shareholders and limited partners of the funds managed by

D.B. ZWIRN & CO.

have approved Fortress Investment Group as the replacement manager

The undersigned acted as financial advisor to D.B. Zwirn & Co. L.P. in connection with this transaction.

June 2009

Berenson &company

$1.6B Fairness Opinions

Boardwalk Pipeline Partners, LP

$1,550,000,000 in fairness opinions

The undersigned rendered fairness opinions to the Conflicts Committee of the Board of Directors of Boardwalk GP, LLC.

April 2008 - June 2009

Berenson &company

$573MM Sell-Side Advisory

VALLEY

is being acquired by

Matheson Tri-Gas, Inc.
a subsidiary of Taiyo Nippon Sanso Corp.

The undersigned acted as financial advisor to Valley National Gases, Inc. in connection with this transaction.

April 2009

Berenson &company

Restructuring Advisory

LENOX GROUP INC

has sold its assets pursuant to a 363 bankruptcy auction to

Investor Group led by Clarion Capital Partners, LLC

The undersigned acted as financial advisor to Lenox Group Inc. in connection with these financings.

March 2009

Berenson &company

$85MM Financing Advisory

LENOX GROUP INC

consummated an $85 million DIP Credit Facility provided by

UBS AG

The undersigned acted as financial advisor to Lenox Group Inc. in connection with this financing.

December 2008

Berenson &company

$790MM Sell-Side Advisory

EnergySouth, Inc.

has been sold to

Sempra Energy

The undersigned acted as financial advisor to EnergySouth, Inc. in connection with this transaction.

October 2008

Berenson &company

$235MM Sell-Side Advisory

FiberMark

has been acquired by

American Securities Capital Partners, LLC

The undersigned acted as financial advisor to FiberMark, Inc. in connection with this transaction.

December 2007

Berenson &company

$890MM Buy-Side Advisory

Cap Rock Holding Corporation

has acquired

SEMCO Energy, Inc.

The undersigned acted as financial advisor to Cap Rock Holding Corporation in connection with this transaction.

November 2007

Berenson &company

Selected Transactions (Continued)

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Restructuring Advisory

PCA
Portrait Corporation of America, Inc.

has sold its assets pursuant to a 363 bankruptcy auction to

CPI Corp.

The undersigned acted as financial advisor to Portrait Corporation of America, Inc. in connection with this transaction.

June 2007

Berenson &company

$275MM Financing Advisory

LENOX GROUP INC

$175 Million Revolving Credit Facility

$100 Million Secured Term Loan

The undersigned acted as financial advisor to Lenox Group Inc. in connection with these financings.

April 2007

Berenson &company

$327MM Buy-Side Advisory

Caxton-Iseman Capital

has acquired

Valley National Gases Incorporated

The undersigned acted as financial advisor to Caxton-Iseman Capital Incorporated in connection with this transaction.

February 2007

Berenson &company

$173MM Financing Advisory

Bradco Supply Corp.

consummated a $173 million minority equity investment from an affiliate of

Apollo Management

The undersigned acted as financial advisor to Bradco Supply Corporation in connection with the transaction.

January 2007

Berenson &company

$874MM Buy-Side Advisory

Buffets, Inc.

has merged with

Ryan's Restaurant Group, Inc.

The undersigned acted as financial advisor to Buffets, Inc. in connection with this transaction.

August 2006

Berenson &company

$580MM Sell-Side Advisory

Southern Union Company

has sold

PG Energy, Inc.

to

UGI Corporation

The undersigned acted as financial advisor to Southern Union Company in connection with this transaction.

August 2006

Berenson &company

$575MM Sell-Side Advisory

Southern Union Company

has sold

New England Gas Company's Rhode Island Assets

to

National Grid USA

The undersigned acted as financial advisor to Southern Union Company in connection with this transaction.

August 2006

Berenson &company

$55MM Financing Advisory

Champion Energy Corporation

completed a $55 million refinancing of its credit facilities

The undersigned acted as financial advisor to Champion Energy Corporation in connection with this transaction.

July 2006

Berenson &company

Selected Team Members

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Jeffrey L. Berenson – *President and CEO*

Jeffrey co-founded Berenson & Company in 1990. Jeffrey has more than 30 years experience in the investment banking business and has completed more than $200 billion of M&A transactions since 1972.

He joined White Weld & Co. in 1972 and joined the Mergers and Acquisitions department of Merrill Lynch following Merrill Lynch's acquisition of White Weld in 1978. Jeffrey was appointed head of Merrill Lynch's Mergers and Acquisitions department in 1986. Under his leadership, the Merrill Lynch Mergers and Acquisitions business ranked consistently in the top-most tier of major investment banking firms consummating over $130 billion in merger and acquisition transactions.

In 1988, Jeffrey formed and co-headed Merrill Lynch's Merchant Banking Group, which was responsible for the firm's high-yield sales, trading, origination and research; bridge lending; restructuring; private placements; and leveraged and contested merger and acquisition transactions. Jeffrey graduated Magna Cum Laude with a B.A. from Princeton University.

Chris Johnson – *Vice Chairman*

Christopher A. Johnson joined Berenson & Company in 2010 as a Vice Chairman with more than 25 years of investment banking experience.

Prior to joining Berenson, Chris was Head of the Restructuring Advisory Group for Corporate Finance Americas for Deutsche Bank Securities Inc. Prior to assuming this role in April 2009, Chris was Co-head of Global Media, Head of Media Americas Coverage, Co-head of Telecom Americas Coverage and Chief Operating Officer for Deutsche Bank's Global TMT Operating Committee.

Chris started at Deutsche Bank in December 2001, after working at Merrill Lynch for fifteen years, most recently as Co-head and Chairman of the Global Leveraged Finance Group. In his career at Merrill Lynch and subsequently at Deutsche Bank, he has worked on over 200 financings, recapitalizations and acquisitions, with an emphasis in the Media and Telecom sectors.

Chris has a MBA from the Darden Graduate School of Business Administration, University of Virginia, and a B.S. (cum laude) from Washington and Lee University. At the Darden School, he received the William Michael Shermet award for academic excellence. Prior to business school, Chris was a nuclear submarine officer on the USS Finback (SSN-670), a fast attack submarine.

Selected Team Members

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Mohammed M. Ansari – *Managing Director*

Mohammed joined Berenson & Company in 1997 from the Toronto office of Salomon Brothers.

At Salomon Brothers, Mohammed focused mainly on strategic advisory assignments for major Canadian corporations.

At Berenson, Mohammed has been involved in all areas of the firm's investment banking activities, including mergers and acquisition advisory assignments, private placements of debt and equity, and financial restructurings.

Mohammed holds a Master of Philosophy Degree in Economics from Cambridge University and a B.S. in Economics and Business Finance from Brunel University where he graduated with First Class Honours.

Lisbeth R. Barron – *Managing Director*

Lisbeth has covered the Media & Entertainment industry on Wall Street for 24 years, initially as an *Institutional Investor*-ranked equity research analyst and then as a highly-regarded investment banker. Most recently, she was a Partner at Centerview Partners LLC, heading its M&A Advisory practice for clients in the Film and Television Content, Recorded Music, Location-based Entertainment, and Branded Licensing & Merchandising industries.

Prior to Centerview, she had been a Partner and Senior Managing Director at Bear Stearns for 11 years, responsible for leading its Investment Banking practice for clients in the Entertainment sector. Lisbeth joined Bear Stearns from SBC Warburg Inc., where she had been the head of its Media & Entertainment Corporate Finance team for North America and Latin America. During her career, Lisbeth has consummated over $60 billion in strategic advisory assignments and capital raising transactions. She is considered a leading advisor to the entertainment industry's top corporations and CEOs, shaping their strategic direction. In addition, she has designed proprietary and innovative capital-raising structures.

Lisbeth holds an MBA from Harvard Business School and graduated Summa Cum Laude with a BBA from Florida Atlantic University.

Robert H. Clymer – *Managing Director*

Bob joined Berenson & Company in 2008 as a Managing Director with more than 25 years of financial services investment banking experience.

Prior to joining Berenson, Bob was Managing Director and Head of the Diversified Financial Services group at Bank of America. Before that he was a Managing Director in the Financial Institutions Group at Credit Suisse First Boston and, prior to their merger, Donaldson, Lufkin & Jenrette, which he joined from UBS. Prior to UBS, Bob was with Salomon Brothers where he was a Managing Director in the financial institutions group.

Bob has worked exclusively in the financial services sector where he has served as an advisor to banks, commercial and consumer finance companies on mergers and acquisitions, restructurings, and all forms of public and private capital raisings.

Bob graduated Cum Laude with a B.A. from Dartmouth College in 1974 and he received an M.B.A. from Stanford Graduate School of Business in 1980.

Selected Team Members

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John Rice – *Managing Director*

John joined Berenson & Company in 2004 as a Managing Director with more than 20 years of energy investment banking experience.

Prior to joining Berenson, John was the head of the Energy Investment Banking Group at Credit Lyonnais Securities. Before that he was a senior member of the energy groups at Credit Suisse First Boston and, prior to their merger, Donaldson, Lufkin & Jenrette.

John began his investment banking career in 1987 and has focused on the energy sector exclusively since that time. He has advised a broad range of clients on many types of financial transactions including: mergers and acquisitions, restructurings, bankruptcies, and all forms of public and private capital raisings.

John received a B.A. in English Literature from Colgate University.

Edward J. Tirello, Jr. – *Senior Power Strategist*

Ed joined Berenson from the Utility Investment Banking Group at Deutsche Bank. Ed has spent 31 years of his career as a utility industry research analyst, moving over to the investment banking side as a strategist for the past ten years.

Beginning with his 1987 prediction that the industry would consolidate from 150 companies down to 50 in five years (giving rise to the famous "50 in 5" slogan), Ed has been frequently quoted in the financial and trade media on macro industry events and trends. He foresaw the convergence of natural gas and electric distribution companies in the mid-1990s. His latest prediction is that the two new sectors for growth in the industry will be distribution (with ancillary services leading the way) and transmission (with the formation of a $100 billion-plus high voltage transmission industry).

Prior to Deutsche Bank, Ed worked at two of its U.S. acquisitions, BT Alex Brown and NatWest Securities. Prior to that, he worked for Smith Barney and Lehman Brothers. He has a B.S. in Economics from St. Peter's College, an M.B.A. in Finance and Marketing from Fairleigh Dickinson University and has completed the coursework toward a Ph.D. at Penn State.

George Ward – *Managing Director*

George rejoined Berenson & Company in 2008 with more than 14 years of energy related investment banking experience. Prior to rejoining Berenson & Company, George founded Pioneer Energy, a clean tech advisory and renewable generation development company. Prior to Pioneer Energy, George was a senior member in the Credit Suisse, Berenson & Company and CIBC Oppenheimer energy groups. George started his career in commodities and currency arbitrage at AIG Trading Group.

George received a B.S. in Mechanical Engineering from The University of Massachusetts at Amherst in 1993 and an M.B.A from The Lally School of Management and Technology at Rensselaer Polytechnic Institute in 1996.

Selected Team Members

D R A F T

Islam Zughayer – *Managing Director*

Sam joined Berenson & Company in early 2001 from the Global Corporate Finance-Corporate Restructuring Group of Andersen LLP. At Andersen, Sam focused on restructuring advisory, corporate finance and financial recapitalizations.

At Berenson, Sam's responsibilities include in- and out-of-court restructurings, distressed mergers and acquisitions, turnaround plans, bankruptcy advisory and financing. Sam has a broad range of restructuring and bankruptcy industry experience, including retail, distribution, communications, manufacturing, healthcare and foodservice companies. He has also been active in raising senior debt, mezzanine and private equity capital for distressed companies.

Sam graduated Cum Laude from the University of Illinois at Champaign with B.A. degrees in Finance and Economics.

Anuraag Agarwal – *Director*

Anuraag joined Berenson & Company in 2001 from Donaldson, Lufkin & Jenrette where he was a member of the Mergers & Acquisitions Group and involved in buy-side, sell-side, recapitalization, and leveraged buy-out transactions across various industries including consumer products, industrials, utilities, logistics, technology, and pharmaceuticals.

At Berenson, Anuraag has been involved in all areas of the firm's investment banking activities, including mergers and acquisition advisory assignments, private placements of debt and equity, and financial restructurings across a variety of industries.

Anuraag holds a Masters in Engineering Management from Dartmouth College in Hanover, New Hampshire and graduated with Distinction with a M.Sc.(Hons.) in Economics and B.E.(Hons.) in Chemical Engineering from The Birla Institute of Technology & Science in, India.

Ted Nims – *Director*

Theodore L. Nims joined Berenson & Company in 2010 as a Director with more than 12 years of investment banking experience.

Prior to joining Berenson, Ted was a Principal in the Financial Institutions Group at Bank of America Merrill Lynch. Prior to that he was an Assistant Vice President at Stifel Nicolaus & Company.

Ted has worked extensively in the financial services sector, where he has served as an advisor to depository institutions, captive finance businesses, commercial and consumer finance companies on mergers and acquisitions, restructurings, and all forms of public and private capital raisings.

Ted graduated with a B.S. in Business Administration from Washington University in St. Louis.

Selected Team Members

Dave Saxena – *Director*

Dave joined Berenson & Company in 2003 from UBS where he was a member of the Mergers & Acquisitions Group and worked on several sell-side and buy-side transactions across various industries including healthcare, energy, technology, consumer products and general industrials.

At Berenson, Dave has been involved in all areas of the firm's investment banking activities, including mergers and acquisition advisory assignments, private placements of debt and equity, and financial restructurings.

Dave graduated with honors from Johns Hopkins University with a Bachelor of Science degree in Biomedical Engineering and a minor in Economics.

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Paul Lee – *Vice President*

Paul joined Berenson & Company in 2009 from Merrill Lynch where he was a member of the Retail Investment Banking group and worked on buy-side, sell-side and financing transactions across consumer electronics, furniture, dollar store and personal care sectors. Prior to Merrill Lynch, Paul was a member of the Global Consumer and Retail Mergers & Acquisitions Group at Dresdner Kleinwort Wasserstein.

At Berenson, Paul has been involved in all areas of the firm's investment banking activities, including mergers and acquisitions advisory assignments, private placements and financial restructurings.

Paul graduated with a B.S. in Accounting from Binghamton University in 1995 and received his M.B.A from the Johnson Graduate School of Business at Cornell University in 2004.

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Appendix

Representative M&A Sellside Transactions

- Berenson & Company has significant experience in the sale of private and public businesses in a variety of transaction sizes and industries

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CLIENT	TRANSACTION	INDUSTRY	SIZE ($mm)
American Axle & Manufacturing, Inc.	Sale to The Blackstone Group	Automotive	$113
American Country Insurance Company	Sale to Western Systems Corp.	Financial Services	40
American Signature Graphics, Inc.	Sale to Quebecor, Inc.	Printing	120
American Signature Graphics, Inc.	Sale of minority interest to G.T.C. Transcontinental	Printing	NA
Anderson Lithograph Company	Sale to Mail-Well, Inc.	Printing	88
Arthur Jones	Sale of Mississauga plant to Clarke Lithographing Limited	Printing	NA
Audiovox Corporation	Sale of minority interest in Audiovox Communications to Toshiba	Electronics	NA
Auric Corporation	Sale to OM Group Inc.	Chemicals	80
Avanti/Case-Hoyt	Sale to St. Ives plc	Printing	68
Biderman Industries Corp.	Sale of J. Schoeneman	Apparel	NA
Big Flower Holdings, Inc.	Sale to Investor Group led by Thomas H. Lee Company	Printing	1,800
CRSS, Inc.	Sale of Global Capital Group, Inc. to Lawrence Insurance Group	Financial Services	NA
DESA International	Sale to HIG Capital	Consumer Products	200
EnergySouth, Inc.	Sale to Sempra Energy	Power / Energy	788
FiberMark North America, Inc.	Sale to American Securities Capital Partners, LLC	Paper Packaging	235
George Rice & Sons	Sale to World Color Press, Inc.	Printing	90
Graphic Arts Center, Inc.	Sale to Mail-Well Holdings	Printing	NA
Great Dane Holdings, Inc.	Sale to Stamford Capital Group	Diversified	510
Great Dane Trailers, Inc.	Sale to Crown Corporation (Pines Trailers)	Automotive	240
Illinova Corporation	Merger with Dynegy, Inc	Power / Energy	5,700
Infiniti Graphics, Inc.	Sale to World Color Press, Inc.	Printing	NA
Invesprint Corporation	Sale of Beckett Corporation to Sancoa International	Printing	NA
Invesprint Corporation	Sale of common equity holdings in ExtendMedia, Inc.	Printing	NA
J&L Structural, Inc.	Sale to CPT Holdings, Inc.	Steel	50
Jay Packaging Group, Inc.	Sale to Arthurs-Jones, Inc.	Printing	NA

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Representative M&A Sellside Transactions (Continued)

- Berenson & Company has significant experience in the sale of private and public businesses in a variety of transaction sizes and industries

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CLIENT	TRANSACTION	INDUSTRY	SIZE ($mm)
Judd's, Inc.	Sale to Perry Graphic Communications	Printing	$103
Laundry by Shelli Segal	Sale to Liz Claiborne, Inc.	Apparel	40
Lenox Group	Sale to Investor group led by Clarion Capital Partners, LLC	Consumer Products	100
Majco Building Specialties, LP	Sale to CFM International	Consumer Products	67
MDU Communications International, Inc.	Sale to Star Choice Communications	Technology	NA
Moores The Suite People Inc. and Golden Brand Clothing (Canada) Ltd.	Sale to Investment Group including Michael Zelnick and Stuart Kreisler	Apparel	65
MYR Group, Inc.	Sale to GPU, Inc.	Power / Energy	225
Nimbus CD International, Inc.	Sale to Carlton Communications plc	Technology	264
NUI Corporation	Sale of North Carolina Gas Service to Piedmont Natural Gas	Power / Energy	NA
NUI Corporation	Sale of NUI Telecom to a management led buyout group	Telecom	NA
NUI Corporation	Sale of Valley Cities Gas / Waverly Gas to C&T Enterprises, Inc	Power / Energy	NA
NUI Corporation	Sale to AGL Resources	Power / Energy	691
O'Cedar Brands, Inc.	Sale to Stonebridge Partners	Consumer Products	53
Perlmuter Printing Company	Sale to St. Ives plc	Printing	53
Perry-Judd's, Inc.	Sale of Port City Press to Mack Printing	Printing	42
Portrait Corporation of America, Inc.	Sale to CPI Corp.	Consumer Products	83
Remington Products Company	Recapitalization / Sale to Vestar Capital	Consumer Products	235
Retail Printing Corporation	Sale to Quebecor World (USA), Inc.	Printing	128
Sam & Libby, Inc.	Sale of assets to Maxwell Shoe	Apparel	NA
SBC Communications, Inc.	Sale of Ameritech Library Services	Technology	65
South Charlestown Stamping Company	Sale to Mayflower plc	Industrial	165
Southern Union Company	Sale of New England Gas Company's Rhode Island Assets to National Grid USA	Power / Energy	575
Southern Union Company	Sale of PG Energy to UGI Corporation	Power / Energy	580
Spectra Graphics and the Pennsylvania Division of Newton/CPC	Sale to G.T.C. Transcontinental	Printing	50
Terphane Holding Corporation	Rendered a fairness opinion to the Sole Independent Director	Chemicals	110
The Gitano Group, Inc.	Sale of Accessory Network Group	Apparel	NA
Valley National Gases, Inc.	Sale to Matheson Tri-Gas, Inc.	Power / Energy	573
Yellow Cab Company, Inc.	Sale to Stamford Capital Group	Transportation	65

Representative M&A Buyside Transactions

- Berenson & Company also has broad experience in successful M&A buy-side transactions

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CLIENT	TRANSACTION	INDUSTRY	SIZE ($mm)
Arch Wireless, Inc.	Merger with Metrocall Holdings, Inc.	Telecom	$325
Aurora Foods, Inc.	Merger with Van de Kamp's, Inc.	Food & Beverage	1,000
Big Flower Press, Inc.	Acquisition of KTB Associates, Inc.	Printing	NA
Big Flower Press, Inc.	Acquisition of Treasure Chest, Inc.	Printing	235
Buffetts, Inc.	Merger with Ryan's Restaurant Group, Inc.	Restaurants	874
Building Materials Holding Corporation	Acquisition of 50% of Willard Brothers Holdings	Building Products	NA
Cap Rock Holding Corporation	Acquisition of SEMCO Energy, Inc.	Power / Energy	890
Castle Harlan Partners II, LP	Acquisition of MAG Aerospace	Aerospace / Defense	70
Caxton-Iseman Capital	Acquisition of Valley National Gas, Inc.	Power / Energy	327
CFM Majestic, Inc.	Acquisition of Vermont Castings	Consumer Products	50
Chemical Venture Partners	Acquisition of the Specialty Meat Group	Food & Beverage	NA
Chemical Venture Partners/Apollo Advisors, LP	Acquisition of Buster Brown Apparel	Apparel	NA
Concurrent Computer Corporation	Merger with Harris Computer Systems	Technology	NA
Delphi Midstream Partners	Acquisition of gathering assets and development rights from Carrizo Oil & Gas	Power / Energy	NA
Fitness Holdings Worldwide, Inc.	Acquisition of Q-Clubs, Inc.	Leisure	120
Fitness Holdings Worldwide, Inc.	Merger with Fitness Holdings Asia and Fitness Holdings Europe	Leisure	900
FM Precision Golf Corporation	Acquisition of The Brunswick Golf Business of Brunswick Corporation	Leisure	NA
Formation Capital, LLC	Acquisition of certain properties from Genesis Health Ventures, Inc.	Real Estate	NA
Formation Capital, LLC	Acquisition of certain properties from Mariner Health Care, Inc.	Real Estate	92

Representative M&A Buyside Transactions (Continued)

- Berenson & Company also has broad experience in successful M&A buy-side transactions

CLIENT	TRANSACTION	INDUSTRY	SIZE ($mm)
Goodman Manufacturing Company, LP	Acquisition of Raytheon's Appliance Division	Consumer Products	$750
Kelso & Company	Acquisition of Hosiery Corporation of America	Direct Marketing	211
Kingsway Financial Services, Inc.	Acquisition of Walshire Insurance Company	Financial Services	50
Kohlberg Kravis Roberts & Co.	Acquisition of The Alden Press Company	Printing	150
Lindsay Goldberg & Bessemer, LP	Acquisition of Cap Rock Energy Corporation	Power / Energy	166
McCown De Leeuw & Company	Acquisition of Duncan Hines	Food & Beverage	445
Moore Corporation Limited	Acquisition of The Nielsen Company	Printing	63
NUI Corporation	Acquisition of Virginia Gas Company	Power / Energy	50
priNexus, Inc.	Acquisition of Direct Group, Direct Fulfillment and Color by Pergament	Direct Marketing	91
Riddell Sports, Inc.	Acquisition of Varsity Spirit	Leisure	91
Samsonite	Acquisition of Lambertson Truex, LLC	Consumer Products	NA
Southern Union Company	Acquisition of Cross Country Energy LLC	Power / Energy	2,500
Southern Union Company	Acquisition of Panhandle Eastern Pipe Line Company	Power / Energy	1,800
Tenaska Power Fund, LP	Acquisition of InfrastruX Group, Inc. from Puget Energy, Inc.	Power / Energy	275
UIL Holdings	Acquisition of three gas utilities from Iberdrola USA	Power / Energy	1,296
World Color Press, Inc.	Acquisition of Acme Printing, Inc.	Printing	50
World Color Press, Inc.	Acquisition of Century Graphics, Inc.	Printing	96
World Color Press, Inc.	Acquisition of U/P Graphics, Inc.	Printing	95

Financing Capabilities Overview

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- Berenson has significant experience with structuring and arranging private debt (senior, subordinated and mezzanine) and private equity (common, preferred, convertible preferred) financing

- We also have an active "Financial Advisory" practice whereby we assist and advise issuers raising capital in the public markets, including 144A financings, as an independent advisor
  - Providing an independent appraisal of financing alternatives, structures and underwriters
  - Negotiating with and keeping underwriters "honest" in the process
  - Assisting in the negotiation, documentation and closing of financings (including prospectuses, roadshow materials, etc.) and amendments

- Our financing services are provided on a stand-alone basis, or in conjunction with our M&A and/or restructuring activities
  - Vast experience in the negotiation, structuring and execution of debt repurchases, exchange offers and restructurings

- Berenson has access to a wide array of capital and financing options by maintaining active relationships with lenders and financial institutions, including banks, finance companies, insurance companies, private equity investors, mezzanine funds, hedge funds and other specialized investors in non-registered transactions

  Our direct financing transactions are not sold off a sales desk

Representative Financing Transactions

- Berenson & Company has provided financing services through private placements of debt and equity, as well as general corporate financing advice to many of its clients

CLIENT	TRANSACTION	INDUSTRY	SIZE ($mm)
AAR Corp.	Debt financing advisory	Aerospace / Defense	$75
AAR Corp.	Debt financing advisory	Aerospace / Defense	150
American Skiing Company	Private placement of debt and equity securities	Real Estate	NA
Boardwalk Pipeline Partners, LP	Rendered a fairness opinion to the Conflicts Committee	Power / Energy	700
Boardwalk Pipeline Partners, LP	Rendered a fairness opinion to the Conflicts Committee	Power / Energy	500
Boardwalk Pipeline Partners, LP	Rendered a fairness opinion to the Conflicts Committee	Power / Energy	200
Boardwalk Pipeline Partners, LP	Rendered a fairness opinion to the Conflicts Committee	Power / Energy	150
Bradco Supply Corporation	Restructuring advisory / Equity financing advisory	Building Products	173
Cellu Tissue Holdings, Inc.	Debt financing advisory	Paper Products	134
Champion Energy Corporation	Private placement of debt securities	Power / Energy	55
Chancery Lane Capital / Moore Corporation Ltd.	Private placement of senior secured credit facility	Apparel	71
Cluett American Corp.	Debt financing advisory / Private placement of senior secured credit facility	Apparel	125
Coyne International Enterprises Corp.	Recapitalization and private placement of debt securities	Apparel	NA
DIMAC Corporation	Financing advisory	Direct Marketing	NA
Enterprise NewsMedia, Inc.	Recapitalization / Private placement of securities	Publishing	154
FiberMark, Inc.	Debt financing advisory	Paper Products	85
FiberMark, Inc.	Recapitalization and private placement of debt securities	Paper Products	155
Fitness Holdings Worldwide, Inc.	Restructuring advisory / Financing advisory	Leisure	325

Representative Financing Transactions (Continued)

- Berenson & Company has provided financing services through private placements of debt and equity, as well as general corporate financing advice to many of its clients

CLIENT	TRANSACTION	INDUSTRY	SIZE ($mm)
Goodman Manufacturing Company, LP	Debt financing advisory	Building Products	1,245
Hollinger International Publishing, Inc.	Debt financing advisory	Publishing	610
International Garden Products, Inc.	Restructuring advisory / Debt financing advisory	Consumer Products	NA
Lenox Group Inc.	Debt financing advisory	Consumer Products	85
Lenox Group Inc.	Debt financing advisory	Consumer Products	275
Moores / Golden Brand	Private placement of debt and equity securities	Apparel	90
National Fairways, LLC	Debt financing advisory	Leisure	NA
NexClaim Technologies, Inc.	Equity financing advisory	Technology	NA
NUI Corporation	Private placement of debt securities	Power / Energy	50
NUI Corporation	Debt financing advisory	Power / Energy	405
Porta Systems Corporation	Restructuring advisory / Debt financing advisory	Telecom	NA
PostRock Energy Corporation	Restructuring advisory / Equity financing advisory	Power / Energy	60
Premier Pacific Vineyards, LP	Equity financing advisory	Real Estate	NA
Riddell Sports, Inc.	Debt financing advisory / Private placement of securities	Leisure	43
Riddell Sports, Inc.	Debt financing advisory / Private placement of securities	Leisure	155
SARCOM, Inc.	Restructuring advisory / Equity financing advisory	Technology	NA
UIL Holdings	Equity financing advisory	Power / Energy	525
W.W. Holdings, LLC	Private placement of equity securities	Industrials	NA
Young America Corporation	Restructuring advisory / Financing advisory	Direct Marketing	120

Restructuring and Recapitalization Services Overview

- Berenson & Company advises companies and equity interests in leveraged and financially distressed situations, with a focus on minimizing and managing financial crisis, preservation of stakeholder interests and the recuperation of the business
- Over the last several years, Berenson & Company's Restructuring practice has advised companies with total assets of approximately $15 billion and aggregate debt of $8 billion. Typical assignments include:
  - Advising companies on financial distress and restructurings
    - General financial advisory for challenged businesses
      - Analysis of financial projections, strategic and financial alternatives
    - Out-of-court restructurings and exchange offers
    - Pre-negotiated plans of reorganization
    - Chapter 11 reorganizations
    - Distressed asset and whole company sales
  - Repositioning companies and their capital structures for internal growth and growth through acquisitions
  - Advising sponsors on recapitalizing overleveraged portfolio companies
  - Raising capital for distressed companies
  - In selected circumstances, Berenson will advise various creditor constituencies including lenders and unsecured committees

Restructuring and Recapitalization Services Overview (Continued)

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- Significant personnel resources in-house and through partnerships, including:
  - Interim Management
  - Forensic Accounting
  - IT Services
  - Transaction Support
  - Asset Recovery
- Berenson & Company provides wholly independent, objective debt advisory services combined with world-class implementation of optimal debt solutions. Activities include:
  - Debt market alternatives (terms & conditions, structures, transaction features)
  - Optimal levels of leverage and likely intercreditor arrangements
  - Analysis and opinions on credit and risk consequence for debt holders from proposed changes
  - Negotiation of term sheets and documents
  - Managing the demands of competing constituencies

Representative Restructuring Transactions

- Berenson & Company has provided restructuring and recapitalization to many of its clients

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CLIENT	TRANSACTION	INDUSTRY	SIZE ($mm)
Adventis	Restructuring advisory	Business Services	NA
Aladdin Gaming Holdings LLC	Restructuring advisory	Leisure and Gaming	NA
Biofuel Energy Corp.	Restructuring advisory	Power / Energy	$210
Cellu Tissue Holdings, Inc.	Restructuring advisory / Financing advisory	Industrials	134
Cluett American	Restructuring advisory	Apparel	NA
Cornerstone Family Services, Inc.	Restructuring advisory	Consumer Services	NA
Coyne International Enterprises Corp.	Restructuring advisory / Financing advisory	Industrials	NA
D.B. Zwirn & Co. L.P.	Restructuring advisory	Investment Manager	5,800
DESA International	Restructuring advisory	Consumer Products	NA
DIMAC Marketing Partners	Restructuring advisory / Financing advisory	Marketing Services	NA
Electro Mechanical Solutions, Inc.	Restructuring advisory	Electronics	NA
Enterprise News Media Inc	Restructuring advisory	Electronics Manufacturing	NA
FiberMark, Inc.	Restructuring advisory	Industrials	NA
HCI Direct, Inc.	Restructuring advisory / Financing advisory	Direct Marketing	NA
Horizon PCS, Inc.	Restructuring advisory	Telecom	NA
Hosiery Corporation of America, Inc.	Restructuring advisory	Direct Marketing	NA
International Garden Products, Inc.	Restructuring advisory / Financing advisory	Consumer Products	NA
International Wireless Communications Holdings, Inc.	Restructuring advisory	Telecom	NA
Jamesway Corporation	Restructuring advisory	Retail	87
Lenox Group, Inc.	Restructuring advisory	Consumer Products	NA
Nations Rent	Restructuring advisory	Equipment Rental	NA
Ply Gem Prime Holdings, Inc.	Restructuring advisory	Building Products	360
Porta Systems Corporation	Restructuring advisory / Financing advisory	Telecom	NA
Portrait Corporation of America, Inc.	Restructuring advisory	Consumer Products	NA
PostRock Energy Corporation	Restructuring advisory / Equity financing advisory	Power / Energy	318
Quest	Restructuring advisory	Power / Energy	444
Radiologix, Inc.	Restructuring advisory	Healthcare	160
Samsonite Corporation	Restructuring advisory	Consumer Products	NA
SARCOM, Inc.	Restructuring advisory / Financing advisory	Technology	NA
United Design Corporation	Restructuring advisory	Consumer Products	NA
Vitality Foodservice, Inc.	Restructuring advisory	Food & Beverage	NA
Young America Corporation	Restructuring advisory / Financing advisory	Direct Marketing	120